Exhibit 10.1(b)

                 CENTURYTEL, INC. DOLLARS & SENSE PLAN AND TRUST

               As Amended and Restated Effective September 1, 2000


         CenturyTel, Inc. (the "Company") previously established the CenturyTel, Inc. Dollars & Sense Plan (the "Plan"), for the exclusive benefit of eligible employees of the Company and its participating affiliates. The Plan is intended to constitute a qualified profit sharing plan, as described in Code Section 401(a), which includes a qualified cash or deferred arrangement, as described in Code Section 401(k). Effective July 1, 1993, the San Marcos Telephone Company, Inc. and SM Telecorp Companies Retirement Plan was merged into the Plan. Effective January 10, 1998, assets from the PacifiCorp K Plus Employee Savings Plan attributable to participants thereunder who immediately prior to the date of transfer were employees of Pacific Telecom, Inc. were transferred to the Plan.

         This amendment and restatement hereby effectuates a merger into this Plan of the CenturyTel, Inc. Frozen Savings Plan, previously the Universal Telephone, Inc. Employees' Savings Plan, originally effective September 1, 1986, and amended and restated, and renamed as the CenturyTel, Inc. Frozen Savings Plan, effective October 1, 1997.

         The provisions of the Plan and Trust relating to the Trustee constitute the trust agreement which is entered into by and between CenturyTel, Inc. and T. Rowe Price Trust Company. This amendment and restatement also serves to remove Merrill Lynch Trust Company, FSB as trustee and to appoint T. Rowe Price Trust Company as trustee. The Trust is intended to be tax exempt, as described in Code
Section 501(a).

         The Plan is intended to comply with the qualification requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA), the Uruguay Round Agreements Act (GATT), the Small Business Job Protection Act of 1996 (SBJPA), the Taxpayer Relief Act of 1997 (TRA `97), and the Restructuring and Reform Act of 1998 (RRA `98), and is intended to comply in operation therewith. To the extent that the Plan, as set forth below, is subsequently determined to be insufficient to comply with such requirements and any regulations issued, the Plan shall later be amended to so comply.

         The Plan constitutes an amendment and restatement of the CenturyTel, Inc. Dollars & Sense Plan effective September 1, 2000, which was originally established effective as of May 1, 1986, and its related trust agreement.

         The CenturyTel, Inc. Dollars & Sense Plan and Trust, as set forth in this document, is hereby amended and restated effective as of September 1, 2000. The Plan and Trust were last restated generally effective January 1, 1998.


                                    ARTICLE I

                                   DEFINITIONS

         1.1 Accrued Benefit. The balance in a Participant's or Beneficiary's account, including contributions, forfeitures, income, expenses, gains and losses (whether or not realized) allocated or attributable thereto, which account shall consist of its pro rata proportion of all commingled Trust assets or any Trust assets separately earmarked therefor. Said account balance shall be determined as of the most recent Valuation Date. Each Accrued Benefit shall be divided into one or more of the following subaccounts, to the extent applicable:

         (a)      Additional Match Account;
         (b)      Elective Deferral Account;
         (c)      Employer Match Account;
         (d)      ESOP Transfer Account;
         (e)      Frozen After-Tax Account;
         (f)      Frozen Other Employer Account;
         (g)      Frozen Pre-Tax Account;
         (h)      Frozen Qualified Nonelective Account;
         (i)      Frozen Rollover Account;
         (j)      Prior Match Account;
         (k)      Qualified Non-Elective Contribution Account;
         (l)      Qualified Matching Contribution Account;
         (m)      Rollover/Transfer Account; and
         (n)      Voluntary After-Tax Account.

The foregoing accounts, which are designated as functional accounts, are derived from the source of the funds contributed thereto.

         1.2 Active Participant. Any Participant on whose behalf contributions are being made to the Plan.

         1.3 Additional Match Account. The portion of a Participant's Accrued Benefit which consists of Additional Match Contributions made to the Plan for the Plan Year by the Employer and, if applicable, amounts transferred from the Predecessor Plans as set forth on Exhibit A.

         1.4 Additional Match Contributions. Matching Contributions made to the Plan for the Plan Year by the Employer pursuant to Section 3.2(b) of the Plan.

         1.5 Administrator or Plan Administrator. The person, persons or entity designated by the Employer pursuant to Article XII to administer and operate the Plan.


         1.6 Affiliated Employer. The Employer and any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer, any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the
Code) with the Employer, any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer, and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

         1.7 Beneficiary. The person or persons so designated by the Participant to receive his benefits under the Plan in the event of his death.

         1.8   Code.  The Internal Revenue Code of 1986, as amended.


         1.9 Company. CenturyTel, Inc. or any successor by merger, purchase or otherwise.

         1.10 Company Stock. Shares of voting common stock, $1.00 par value, issued by the Company.


         1.11 Compensation. All of each Participant's W-2 earnings, including any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under
Section 125, 402(e)(3), 402(h)(1)(B), 403(b), 408(p)(2)(A)(i) or 457 of the
Code, and excluding (i) overtime, (ii) completion bonuses and Christmas bonuses,
(iii) restricted stock awards under the Company's Restricted Stock Plan or Key Employee Incentive Compensation Plan, (iv) severance pay or termination allowance in any form, and (v) reimbursements or other expense allowances, cash and non-cash fringe benefits, moving expenses, deferred compensation and welfare benefits. For any Self-Employed Individual covered under the Plan, Compensation will mean Earned Income. Compensation shall include only that Compensation which is actually paid to the Participant during the applicable period. Except as provided elsewhere in this Plan, the applicable period shall be the Plan Year.

         The annual Compensation of each Participant taken into account under the Plan for any year shall not exceed $170,000, as adjusted for Cost-of-Living Increases pursuant to Code Sections 401(a)(17) and 415(d). The Cost-of-Living Increase in effect for a calendar year applies to any determination period beginning in such calendar year.

         If a determination period consists of fewer than twelve (12) months, the annual compensation limit is an amount equal to the otherwise applicable annual compensation limit multiplied by a fraction, the numerator of which is the number of months in the short determination period, and the denominator of which is twelve (12).

         For purposes of determining Highly Compensated Employees and Key Employees, and for purposes of Section 5.4(j), Compensation for the entire Plan Year shall be used. For purposes of determining ADP and ACP, Compensation shall be limited to amounts paid to a Covered Employee while a Participant.

         1.12 Cost of Living Increase. An automatic increase (without necessity of Plan amendment) in a dollar value set forth or described in the Plan, for the purpose of reflecting increases in the cost of living to the extent prescribed in or pursuant to regulations under Section 415(d) of the Code.

         1.13 Covered Employee. Any Employee eligible to participate in th Plan pursuant to Article II who is not excluded from participation pursuant to
Section 2.2.

         1.14 Distribution Date. The date on which a Participant reaches retirement, dies while in the active employ of the Employer, becomes totally and permanently disabled, or otherwise terminates employment.

         1.15 Earned Income. The annual net earnings from self-employment in the trade or business with respect to which the Plan is established, provided that personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under
Section 404 of the Code. Earned Income will in all events be defined in a way which complies with Section 401(c)(2) of the Code and other applicable provisions of the Code.

         Net earnings shall be determined with regard to the deduction allowed to the Employer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

         1.16 Effective Date. The effective date of this amendment and restatement shall be September 1, 2000.

         1.17 Elective Deferral Account. The portion of a Participant's Accrued Benefit which consists of Elective Deferrals made to the Plan for the Plan Year by the Employer on behalf of the Participant and, if applicable, amounts transferred from the Predecessor Plans as set forth on Exhibit A.

         1.18 Elective Deferrals. Contributions made to the Plan for the Plan Year by the Employer at the election of the Participant in lieu of cash compensation, pursuant to Section 3.1 of the Plan, including contributions made pursuant to a salary reduction agreement.

         1.19 Employee. Any person, including a Self-Employed Individual, employed by the Employer maintaining the Plan or of any other Employer required to be aggregated with such Employer under Section 414(b), (c), (m) or (o) of the Code and shall include Leased Employees within the meaning of Section 414(n)(2) or (o) of the Code. Notwithstanding the foregoing, if such Leased Employees constitute less than twenty percent of the Employer's non-highly compensated work force within the meaning of Section 414(n)(5)(C)(ii) of the Code, the term "Employee" shall not include those Leased Employees covered by a plan described in Section 414(n)(5) of the Code unless otherwise provided by the terms of the Plan.

         1.20 Employer. The Company, any successor to the Company and any Affiliated Employer which is a Participating Employer under the Plan.

         1.21 Employer Contribution Accounts. The portion of a Participant's Accrued Benefit consisting of his Employer Match Account and his Additional Match Account.

         1.22 Employer Match Account. The portion of a Participant's Accrued Benefit which consists of Employer Match Contributions made to the Plan for the Plan Year by the Employer.

         1.23 Employer Match Contributions. Matching Contributions made to the Plan for the Plan Year by the Employer pursuant to Section 3.2(a) of the Plan.

         1.24 Entry Date. The first day on which a Covered Employee elects to participate in the Plan.


         1.25 ERISA. The Employee Retirement Income Security Act of 1974, as amended.

         1.26  ESOP. The CenturyTel, Inc. Employee Stock Ownership Plan and
Trust.

         1.27 ESOP Transfer Account. The portion of a Participant's Accrued Benefit which consists of amounts transferred to the Plan from the CenturyTel, Inc. Employee Stock Ownership Plan and Trust pursuant to diversification elections with respect to such plan under Section 401(a)(28) of the Code.

         1.28 Family Member. An Employee's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

         1.29 Frozen Accounts. Collectively, a Participant's Frozen After-Tax Account, Frozen Other Employer Account, Frozen Pre-Tax Account, Frozen Qualified Nonelective Account, and Frozen Rollover Account.

         1.30 Frozen After-Tax Account. The portion of a Participant's Accrued Benefit which consists of amounts transferred from the Frozen Predecessor Plans as set forth on Exhibit B.

         1.31 Frozen Other Employer Accounts. The portion of a Participant's Accrued Benefit which consists of amounts attributable to "Employer Contribution Account" and "Merger Account" amounts as such terms were defined under the Frozen Plan prior to October 1, 1997 and amounts transferred from the Frozen Predecessor Plans as set forth on Exhibit B.

         1.32 Frozen Plan. The CenturyTel, Inc. Frozen Savings Plan, which is hereby merged into this Plan pursuant to this amendment and restatement of the Plan.

         1.33 Frozen Predecessor Plans. Plans which were merged, in whole or in part, into the Frozen Plan, which were:

               (a) Kingsley Telephone Company Retirement Savings Plan, a qualified profit sharing plan, as described in Code Section 401(a), which included a qualified cash or deferred arrangement, as described in Code Section 401(k), originally effective January 1, 1988 and merged into the Frozen Plan effective on or about October 1, 1997;

               (b) Lake Dallas Telephone Company, Inc. 401(k) Profit Sharing Plan, a qualified profit sharing plan, as described in Code Section 401(a), which included a qualified cash or deferred arrangement, as described in Code Section 401(k), originally effective January1, 1985 and merged into the Frozen Plan effective on or about October 1, 1997; and

               (c) Savings Plan for Employees of the National Telephone Cooperative Association and its Member Systems, a qualified profit sharing plan, as described in Code Section 401(a), which included a qualified cash or deferred arrangement, as described in Code Section 401(k), originally effective September 1, 1977 and merged into the Frozen Plan, in part, effective on or about October 1, 1997.

         1.34 Frozen Pre-Tax Account. The portion of a Participant's Accrued Benefit which consists of amounts attributable to "Employee Deferral Account" amounts as such term was defined under the Frozen Plan prior to October 1, 1997 and amounts transferred from the Frozen Predecessor Plans as set forth on Exhibit B.

         1.35 Frozen Qualified Nonelective Account. The portion of a Participant's Accrued Benefit which consists of amounts transferred from the Frozen Predecessor Plans as set forth on Exhibit B.

         1.36 Frozen Rollover Account. The portion of a Participant's Accrued Benefit which consists of amounts attributable to "Rollover Account" amounts as such term was defined under the Frozen Plan prior to October 1, 1997 and amounts transferred from the Frozen Predecessor Plans as set forth on Exhibit B.

         1.37 Highly Compensated Employee. The term Highly Compensated Employee includes active Highly Compensated Employees and former Highly Compensated Employees.

         An active Highly Compensated Employee includes any Employee who:

                     (1) was a five-percent (5%) owner at any time during the year or the preceding year, or

                     (2) for the preceding year had compensation within the meaning of Section 415(c)(3) of the Code from the Employer in excess of $80,000. The $80,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996. The applicable year of the Plan for which a determination is being made is called a determination year and the preceding twelve (12) month period is called a look-back year.

         A former Highly Compensated Employee is determined based on the rules applicable to determining highly compensated employee status as in effect for the determination year, in accordance with Temp. Regulations Section 1.414(q)-1T, A-4, and Notice 97-45.

         1.38 Inactive Participant. Any Employee or former Employee who has ceased to be an Active Participant and on whose behalf an account is maintained under the Plan.

         1.39 Investment Options. Any regulated investment companies registered under the Investment Company Act of 1940, any common trust fund or collective investment fund of T. Rowe Price Associates, Inc. qualified under Sections 401 and 501 of the Code, and any other funding vehicle which the Employer permits under the terms of the Plan. The initial Investment Options under the Plan are as listed on Exhibit C. The Employer may change the available Investment Options from time to time, by attaching a new Exhibit C hereto, without the necessity of amending the Plan.

         1.40 Leased Employee. Any person (other than an Employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one (1) year, and such services are performed under primary direction by the recipient employer.

         Any Leased Employee shall be treated as an Employee of the recipient Employer. However, contributions or benefits provided by the leasing organization which are attributable to Service performed for the recipient Employer shall be treated as provided by the recipient Employer. The preceding sentence shall not apply to any Leased Employee if Leased Employees do not constitute more than twenty percent (20%) of the Employer's non-highly compensated force and, if such Employee is covered by a money purchase pension plan providing: (a) a nonintegrated Employer contribution rate of at least ten percent (10%) of Compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Section 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code, (b) full and immediate vesting, and (c) each employee of the leasing organization (other than employees who perform substantially all of their services for the leasing organization) immediately participate in the plan. Item (c) shall not apply to any individual whose compensation from the leasing organization in each Plan Year during the 4-year period ending with the Plan Year is less than $1,000.

         1.41 Matching Contributions. Contributions to the Plan made by the Employer and allocated to a Participant's account by reason of the Participant's Elective Deferrals.

         1.42 Net Profits. Current and accumulated earnings of the Employer, before federal and state taxes and contributions to this Plan or any other qualified plan.

         1.43 Non-Highly Compensated Employee. An Employee of the Employer who is neither a Highly Compensated Employee nor a Family Member.

         1.44  Normal Retirement Age.  Age fifty-five (55).

         1.45 Normal Retirement Date. The date on which a Participant attains age fifty-five (55).

         1.46 Owner-Employee. A sole proprietor, if the Employer is a sole proprietorship, or a partner who owns either more than ten percent (10%) of the capital interests or more than ten percent (10%) of the profits interest, if the Employer is a partnership.

         1.47 Participant. Any Covered Employee of the Employer who has met the eligibility requirements as specified in Article II.

         1.48  Participating Employer.  Any Affiliated Employer other than:

                           Spectra Communications Group, L.L.C.
                           Telephone USA of Wisconsin, L.L.C.
                           CenturyTel Security Systems, Inc.

         1.49 Plan. The retirement plan set forth herein as amended from time to time.


         1.50  Plan Year.  The calendar year.


         1.51 Predecessor Plans. Plans which were merged, in whole or in part, into the Plan, which were:

               (a) San Marcos Telephone Company, Inc. and SM Telecorp Companies Retirement Plan, a qualified profit sharing plan, as described in Code Section 401(a), which included a qualified cash or deferred arrangement, as described in Code Section 401(k), merged, in whole, into the Plan effective July 1, 1993; and

               (b) PacifiCorp K Plus Employee Savings Plan, a qualified profit sharing plan, as described in Code Section 401(a), which included a qualified cash or deferred arrangement, as described in Code
         Section 401(k), merged, in part, into the Plan effective January 10, 1998.

         1.52 Prior Match Account. The portion of a Participant's Accrued Benefit which consists of amounts transferred from the Predecessor Plans as set forth on Exhibit A.

         1.53 Qualified Matching Contribution Account. The portion of a Participant's Accrued Benefit which consists of Qualified Matching Contributions made to the Plan for the Plan Year by the Employer.

         1.54 Qualified Matching Contributions. Matching Contributions made by the Employer and allocated to the Participant's account that the Participant may not elect to receive in cash until distributed from the Plan, which are fully vested when made, which are subject to the distribution restrictions as provided in Article VI of this Plan, and which the Employer elects to treat as Qualified Matching Contributions.


         1.55 Qualified Non-Elective Contribution Account. The portion of a Participant's Accrued Benefit which consists of Qualified Non-Elective Contributions made to the Plan for the Plan Year by the Employer.

         1.56 Qualified Non-Elective Contributions. Contributions (other than Matching Contributions) made by the Employer and allocated to the Participant's account that the Participant may not elect to receive in cash until distributed from the Plan, which are fully vested when made, which are subject to the distribution restrictions as provided in Article VI of said Plan, and which the Employer elects to treat as Qualified Non-Elective Contributions.

         1.57 Rollover/Transfer Account. The portion of a Participant's Accrued Benefit established in accordance with Section 3.5 of the Plan.

         1.58 Self-Employed Individual. An individual who has Earned Income for the taxable year from the trade, business or partnership with respect to which the Plan is established; also, an individual who would have had Earned Income but for the fact the trade, business or partnership had no Net Profits for the taxable year.

         1.59  Sponsor.  The Sponsor of this Plan shall be CenturyTel, Inc..

         1.60 Trust Agreement. The agreement between the Employer and the Trustee under which the assets of the Plan are held, administered and managed.

         1.61 Trustee. The individual or corporate Trustee or Trustees under the Trust Agreement as they may be constituted from time to time.

         1.62 Valuation Date. The last day of each Plan Year and such other dates as may be necessary for the proper administration of the Plan.

         1.63 Voluntary After-Tax Account. That portion of a Participant's Accrued Benefit attributable to amounts transferred from the Predecessor Plans as set forth on Exhibit A.

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION

         2.1 Active Participation. Each Covered Employee shall be eligible to participate in the Plan on the Entry Date coincident with or following the date of employment of such Covered Employee.

         2.2 Exclusion of Certain Employees. The following Employees are excluded from participation in the Plan:

               (a) Employees whose compensation and conditions of employment are covered by a collective bargaining agreement to which the Employer is a party unless the agreement calls for the Employee's participation in the Plan;

               (b) Temporary Employees hired specifically to fill temporary or occasional needs;

               (c) Employees who are non-resident aliens and who receive no Earned Income from the Employer which constitutes income from sources within the United States; and

               (d) Employees of any Affiliated Employer which is not a Participating Employer under the Plan.

         In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall be eligible to participate immediately.

         In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate, such Employee shall be eligible to participate immediately upon returning to an eligible class of Employees.

         2.3 Re-employment. A former Participant shall become a Participant immediately upon returning to the employ of the Employer if such former Participant is a member of the eligible class of Employees when re-employed.

         2.4 Waiver of Participation. The Employer may grant a waiver of participation to any Employee who so requests. Whether or not such waiver shall be granted, and the terms and conditions (including duration) thereof, shall be made in accordance with written and objective rules and shall be applied in a uniform and nondiscriminatory manner. Notwithstanding the foregoing, any Employee who has met the Plan's eligibility requirements shall be considered an "Eligible Participant" for purposes of Sections 3.7 and 3.8 of the Plan.

                                   ARTICLE III

                                  CONTRIBUTIONS

         3.1 Elective Deferral Contributions. Subject to the limitation on Annual Additions as described in Article V of the Plan, for any Plan Year:

               (a) Participant Election. A Participant may elect to defer, in the form of Employer contributions to the Plan on his behalf, Compensation that would otherwise be paid to him but for the deferral of such Compensation, in an amount expressed as a whole percentage from one percent (1%) to sixteen percent (16%) of his Compensation as he shall elect in writing on a form prescribed by the Employer. The Employer may change from time to time, in writing, without the necessity of amending the Plan, the minimum and maximum percentages of Compensation that a Participant can elect to defer hereunder. Such salary deferral contributions shall be accomplished through the direct reduction of Compensation in each payroll period during which the election is in effect. A Participant may elect to increase, decrease or discontinue his salary deferral contributions by submitting a written request to the Employer on a form prescribed by the Employer.

               The Employer shall pay to the Trustee all salary deferral contributions no later than fifteen (15) days after the end of the month which includes the last day of the payroll period for which such contributions were deducted. A separate account shall be established for each Participant and such Participant's salary deferral contributions, as adjusted for withdrawals thereof, investment gain and losses, and income or expenses, shall be credited to such account. A Participant shall at all times have a nonforfeitable interest in his Elective Deferral Account.

               (b) Elective Deferrals. With respect to any taxable year, a Participant's Elective Deferrals are the sum of all Employer contributions made on behalf of such Participant pursuant to an election to defer under any qualified CODA as described in Section 401(k) of the Code, any simplified employee pension or cash or deferred arrangement as described in Section 408(k)(b) of the Code, any SIMPLE IRA plan described in Section 408(p) of the Code, any eligible deferred compensation plan under Section 457 of the Code, any plan described under Section 501(c)(18) of the Code, and any Employer contributions made on the behalf of Participant for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement. Elective Deferrals shall not include any deferrals properly distributed as excess Annual Additions.

               (c) Limitation on Elective Deferrals. No Participant shall be permitted to have Elective Deferrals made under this Plan, or any other qualified plan maintained by the Employer, during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such taxable year. Notwithstanding any other provisions of the Plan, the Employer may distribute to the Participant, not later than April 15 following the calendar year to which the deferral is attributable, any deferral in excess of the aforesaid limit together with any income (or minus any loss) allocable thereto. A Participant is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer. Excess Deferrals that are distributed after April 15 are includible in the Participant's gross income in both the taxable year in which deferred and the taxable year in which distributed. The Employer may also distribute to the Participant any deferrals, together with any income allocable thereto which the Participant has advised the Employer (in writing by March 1) represent excess deferrals because of amounts deferred by the Participant during the preceding calendar year under any other plans or arrangements described in Section 401(i), 408(k) or 403(b) of the Code.

               For purposes of the above, "Excess Elective Deferrals" shall mean those Elective Deferrals that are includible in a Participant's gross income under Section 402(g) of the Code to the extent such Participant's Elective Deferrals for a taxable year exceed the dollar limitation under such Code section. Excess Elective Deferrals shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of Participant's taxable year.

               Determination of income or loss: Excess Elective Deferrals shall be adjusted for any income or loss. The income or loss allocable to Excess Elective Deferrals is the income or loss allocable to the Participant's Elective Deferral Account for the taxable year multiplied by a fraction, the numerator of which is such Participant's Excess Elective Deferrals for the year and the denominator is the Participant's account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year.

         3.2   Employer Contributions.

               (a) Employer Match Contributions. Subject to the limitation on Annual Additions as described in Article V of the Plan, for any Plan Year, the Employer shall contribute to the Plan on behalf of each eligible Participant in the form of a Matching Contribution, an amount equal to a percentage of such Participant's Elective Deferral Contributions as established by the Employer. The Employer Match Contribution to be made by the Employer for each period shall be equal to fifty-five percent (55%) of each Participant's Elective Deferrals, provided that no Employer Match Contribution shall be made based upon a Participant's Employee Deferrals in excess of six percent (6%) of his Compensation for such period. The percentage matching rate and percentage of considered Compensation as stated in the preceding sentence shall continue in effect until otherwise changed by resolution of the Employer's Board of Directors. Matching Contributions made on behalf of a Participant, as adjusted for withdrawals thereof, investment gain and losses, and income or expenses, shall be credited to such Participant's Employer Match Account. Any Matching Contributions made under this Section 3.2(a) on behalf of a Participant during the Plan Year, which are attributable to Excess Deferrals, shall be deemed forfeited.

         Employer Match Contributions shall be fully vested at all times.

               (b) Additional Match Contributions. Subject to the limitation on Annual Additions as described in Article V of the Plan, for any Plan Year, the Employer may make an additional Matching Contribution to the Plan in such amount as the Employer may, in its discretion, determine. Any such Additional Match Contribution shall be made on behalf of each eligible Participant who was an Active Participant in the Plan at any time during the Plan for the Plan Year and who was an Employee on the last day of the Plan Year, and shall be allocated to each such eligible Participant's Additional Match Account in the same proportion as the Employer Match Contributions on behalf of such Participant bears to the Employer Match Contributions on behalf of all Participants. Additional Match Contributions made on behalf of a Participant, as adjusted for withdrawals thereof, investment gain and losses, and income or expenses, shall be credited to such Participant's Additional Match Account.

         Additional Match Contributions shall be fully vested at all times.

               (c)   Payment. All Employer contributions made pursuant to this
         Section 3.2 of the Plan shall become due on the last day in such Plan Year, unless actually paid prior thereto. The Employer shall pay to the Trustee all Employer contributions not later than the due date (including extensions) of the Employer's federal income tax return for the taxable year ending with or within the Plan Year.

               (d) Qualified Matching Contributions. The Employer may make Qualified Matching Contributions to the Plan. A separate account shall be established for that portion of a Participant's Accrued Benefit attributable to such Qualified Matching Contributions and such account shall be adjusted for withdrawals thereof, and investment gain and losses and income or expenses allocable thereto. A Participant shall at all times have a nonforfeitable interest in his Qualified Matching Contributions Account.

               The Employer shall pay to the Trustee all Qualified Matching Contributions no later than thirty (30) days after the close of the Plan Year for which such contributions are deemed to be made, or such other time as provided in applicable regulations under the Code.

         3.3 Contribution Limitation. The Employer shall make all contributions to the Plan without regard to current or accumulated earnings and profits for the taxable year or years ending with or within such Plan Year. Not withstanding the foregoing, the Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Sections 401(a), 402 and 417 of the Code. In no event shall Employer contributions in the aggregate exceed fifteen percent (15%) of all Participants' compensation as reportable on the Participants' IRS Form W-2 or such greater amount deductible for federal income tax purposes under
Section 404 of the Code.

         3.4 Payroll Taxes. The Employer shall withhold from the Compensation of each Participant, any FICA or other payroll taxes as the Employer determines necessary with respect to salary deferral contributions.

         3.5   Rollovers and Transfers.

               (a) A Covered Employee may pay over to the Trust an amount which constitutes a qualified rollover contribution under Section 402(c) or 408(d)(3) of the Code.

               (b) The Trustee may accept a direct transfer of funds, pursuant to Section 401(a)(31) of the Code from a plan which the Trustee reasonably believes to be qualified under Section 401(a) of the Code, in which a Covered Employee was a Participant.

               (c) The Trustee may accept a transfer of funds from the ESOP pursuant to diversification elections of Participants under Section 401(a)(28) of the Code.

               (d) Any such rollover or transfer to the Plan shall constitute a part of the Covered Employee's Accrued Benefit under the Plan, shall be accounted for separately and shall be fully vested at all times.

         3.6 Average Actual Deferral Percentage Test Under Section 401(k) of the Code.

               (a) General Tests. Notwithstanding any other provisions in the Plan, for any Plan Year, the Employer shall be permitted to limit the amount which may be deferred by any Highly Compensated Employee (as defined in Article I of the Plan) to the extent necessary to ensure that the Plan satisfies one of the following tests:

                     (i) The Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

                     (ii) the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by two (2), provided that the Average Actual Deferral Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Actual Deferral Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2) percentage points.

               (b) Definitions. For purposes of this Section 3.6 of the Plan, the following definitions shall apply:


                     (i) Actual Deferral Percentage (ADP) shall mean, for a specified group of Participants for a Plan Year, the average of the ratio (calculated separated for each Participant in such group) of (1) the amount of Employer contributions actually paid over to the Trust on behalf of such Participant for the Plan Year to (2) the Compensation of the Participant while a Participant during such Plan Year. Employer contributions on behalf of any Participant shall include: (1) any Elective Deferrals made pursuant to the Participant's deferral election (including Excess Elective Deferrals of Highly Compensated Employees), but excluding (a) Excess Elective Deferrals of Non-Highly Compensated Employees that arise solely from Elective Deferrals made under the Plan or plans, of this Employer, and (b) Elective Deferrals that are taken into account in the Contribution Percentage Test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (2) at the election of the Employer, Qualified Non-Elective Contributions and Qualified Matching Contributions. For purposes of computing Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Elective Deferrals shall be treated as a Participant on whose behalf no Elective Deferrals are made.

                     (ii) Average Actual Deferral Percentage shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in a group of either Highly Compensated Employees or Non-Highly Compensated Employees.

                     (iii) Eligible Participant shall mean any Employee of
               the Employer who is otherwise eligible under the Plan to have Elective Deferrals or Qualified Non-Elective Contributions allocated to his account for the Plan Year.

               (c) Special Rules. The following special rules shall apply for purposes of this Section 3.6:

                     (i) A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

                     (ii) The Actual Deferral Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals or Qualified Non-Elective Contributions or Qualified Matching Contributions allocated to his account under two or more plans, or arrangements, described in Section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if all such Elective Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans will be treated as separate if mandatorily disaggregated under regulations under Section 401(k) of the Code.

                     (iii) For purposes of determining the ADP test,
               Elective Deferrals, Qualified Non-Elective Contributions and Qualified Matching Contributions must be made before the last day of the 12-month period immediately following the Plan Year to which contributions relate.

                     (iv) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test.

                     (v) The determination and treatment of the Elective Deferrals, Qualified Non-Elective Contributions, Qualified Matching Contributions and Actual Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                     (vi) In the event that this Plan satisfies the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section shall be applied by determining the ADP of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(k) of the Code only if they have the same Plan Year and use the same ADP testing method.

               (d) Distribution of Excess Contributions. Notwithstanding any other provisions of this Plan, Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer maintaining the Plan with respect to such amounts. Excess Contributions are allocated to the Highly Compensated Employees with the largest amounts of Employer contributions taken into account in calculating the ADP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Employer contributions and continuing in descending order until all the Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions.

               Excess Contributions (including the amounts recharacterized) shall be treated as Annual Additions under the Plan.

               Determination of Income or Loss: Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions allocated to each Participant is the income or loss allocable to the Participant's Elective Deferral Account (and, if applicable, the Qualified Non-Elective Contribution Account or the Qualified Matching Contribution Account or both) for the Plan Year up to the date of distribution multiplied by a fraction, the numerator of which is such Participant's Excess Contributions for the year and the denominator is the Participant's account balance attributable to Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year.

               Accounting for Excess Contributions: Excess Contributions allocated to a Participant shall be distributed from the Participant's Elective Deferral Account and Qualified Matching Contribution Account (if applicable) in proportion to the Participant's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. Excess Contributions shall be distributed from the Participant's Qualified Non-Elective Contribution Account only to the extent that such Excess Contributions exceed the balance in the Participant's Elective Deferral Account and Qualified Matching Contribution Account.

               For purposes of this Section, "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:

                     (i) The aggregate amount of Employer Contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

                     (ii) The maximum amount of such contributions permitted by the ADP test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

               (e) Qualified Non-Elective Contributions. In lieu of distributing Excess Contributions as provided in Section 3.6(d) above, the Employer may make Qualified Non-Elective Contributions on behalf of Employees that are sufficient to satisfy the Actual Deferral Percentage test. In addition, in lieu of distributing Excess Aggregate Contributions as provided in Section 3.7 of the Plan, the Employer may make Qualified Non-Elective Contributions on behalf of Non-Highly Compensated Employees that are sufficient to satisfy either the Actual Deferral Percentage test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code.

               For purposes of this Section, "Qualified Non-Elective Contributions" shall mean contributions (other than Matching Contributions or Qualified Matching Contributions) made by the Employer and allocated to Participant's accounts that the Participant may not elect to receive in cash until distributed from the Plan, that are fully vested when made and that are distributable only in accordance with the distribution provisions that are applicable to Elective Deferrals and Qualified Matching Contributions.

         3.7   Limitations on Employee Contributions and Employer
Matching Contributions.

               (a) General Tests. Notwithstanding any other provisions in the Plan, for any Plan Year, the Employer shall be permitted to limit the contributions, as described in Section 3.2 of the Plan, for any Highly Compensated Employee to the extent necessary to ensure that the Plan satisfies one of the following tests:

                     (i) the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by 1.25; or

                     (ii) the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees for the Plan Year multiplied by two (2), provided that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees does not exceed the Average Contribution Percentage for Eligible Participants who are Non-Highly Compensated Employees by more than two (2) percentage points.

               (b) Definitions. For purposes of this Section 3.7 of the Plan, the following definitions shall apply:

                     (i) Average Contribution Percentage (ACP) shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

                     (ii) Contribution Percentage shall mean the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Compensation of the Participant while a Participant during the Plan Year.

                     (iii) Eligible Participant shall mean any Employee
               who is eligible to make Employee Contributions or an Elective Deferral (if the Employer takes such contributions into account in the calculation of the Contribution Percentage) or to receive a Matching Contribution (including forfeitures) or a Qualified Matching Contribution. If an Employee Contribution is required as a condition of participation in the Plan, any Employee who would be a Participant in the Plan if such Employee made such a contribution shall be treated as an Eligible Participant on behalf of whom no Employee Contributions were made.

                     (iv) Aggregate Limit shall mean the sum of (1) 125% of the greater of the Average Deferral Percentage of the Non-Highly Compensated Employees for the Plan Year or the Average Contribution Percentage of Non-Highly Compensated Employees under the Plan subject to Section 401(m) of the Code for the Plan Year beginning with or within the Plan Year of the CODA and (2) the lesser of 200% or two plus the lesser of such Average Deferral Percentage or Average Contribution Percentage.

                     (v) Contribution Percentage Amounts shall mean the sum of the Employee Contributions, Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the Average Deferral Percentage test) made under the Plan on behalf of the Participant for the Plan Year. Such Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions or Excess Aggregate Contributions. The Employer may include Qualified Non-Elective Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the Average Deferral Percentage test is met before the Elective Deferrals are used in the Actual Deferral Percentage test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the Actual Deferral Percentage test.

                     (vi)  Employee Contribution shall mean any
               contribution made to the plan by or on behalf of a Participant that is included in the Participant's gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

                     (vii) Matching Contribution shall mean an Employer
               contribution made to this or any other defined contribution plan on behalf of a Participant on account of an Employee Contribution made by such Participant, or on account of a Participant's Elective Deferral, under a plan maintained by the Employer.

               (c) Special Rules. The following special rules shall apply for purposes of this Section 3.7:

                     (i) A Participant is a Highly Compensated Employee for a particular Plan Year if he or she meets the definition of a Highly Compensated Employee in effect for that Plan Year. Similarly, a Participant is a Non-Highly Compensated Employee for a particular Plan Year if he or she does not meet the definition of a Highly Compensated Employee in effect for that Plan Year.

                     (ii) For purposes of this Section, the Contribution Percentage for any Eligible Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Section 401(a) of the Code or arrangements described in Section 401(k) of the Code that are maintained by the Employer or an Affiliated Employer shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations under Section 401(m) of the Code.

                     (iii) In the event that this Plan satisfies the
               requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(b) of the Code only if aggregated with this Plan, then this Section 3.7 of the Plan shall be applied by determining the contribution percentages of Eligible Participants as if all such plans were a single plan. Plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year and use the same ACP testing method.

                     (iv) Multiple Use: If one or more Highly Compensated Employees participate in both a CODA and a plan subject to the Average Contribution Percentage test maintained by the Employer and the sum of the Average Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both test exceeds the Aggregate Limit, then the Average Contribution Percentage of those Highly Compensated Employees who also participate in a CODA will be reduced (beginning with such Highly Compensated Employee whose Average Contribution Percentage is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The Average Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees are determined after any corrections required to meet the Average Deferral Percentage and Average Contribution Percentage tests. Multiple use does not occur if both the Average Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees does not exceed
               1.25 multiplied by the Average Deferral Percentage and Average Contribution Percentage of the Non-Highly Compensated Employees.

                     (v) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions and Qualified Non-Elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

                     (vi) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in such test.

                     (vii) The determination and treatment of the
               Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.


               (d) Distribution of Excess Aggregate Contributions. Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions are allocated to the Highly Compensated Employees with the largest Contribution Percentage Amounts taken into account in calculating the ACP test for the year in which the excess arose, beginning with the Highly Compensated Employee with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions. If such Excess Aggregate Contributions are distributed more than 2 1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax will be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

               Determination of Income or Loss: Excess Aggregate
         Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions allocated to each Participant is the income or loss allocable to the Participant's Matching Contribution Account, Qualified Matching Contribution Account (if any, and if all amounts therein are not used in the ADP test) and, if applicable, Qualified Non-Elective Contribution Account and Elective Deferral Account for the Plan Year up to the date of distribution multiplied by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator is the Participant's account balance(s) attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year.

               Forfeitures of Excess Aggregate Contributions: Forfeitures of Excess Aggregate Contributions shall be applied to reduce Employer contributions.

               Accounting for Excess Aggregate Contributions: Excess
         Aggregate Contributions allocated to a Participant shall be forfeited, if forfeitable, or distributed on a pro rata basis from the Matching Contribution Account and Qualified Matching Contribution Account (and, if applicable, the Participant's Qualified Non-Elective Contribution Account or Elective Deferral Account, or both).

               For purposes of this Section, "Excess Aggregate Contributions" shall mean, with respect to any Plan Year, the excess of:

                     (i) The aggregate Contribution Percentage Amounts taken into account in computing the numerator of the Contribution Percentage actually made on behalf of Highly Compensated Employees for such Plan Year, over

                     (ii) The maximum Contribution Percentage Amounts permitted by the ACP test (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages beginning with the highest of such percentages).

               Such determination shall be made after first determining
         Excess Elective Deferrals pursuant to Section 3.1 and then determining Excess Contributions pursuant to Section 3.6.


                                   ARTICLE IV
                               ALLOCATION OF FUNDS

         4.1 Allocation of Employer Contributions. Employer Match Contributions made pursuant to Section 3.2(a) of the Plan shall be allocated to the Employer Match Accounts of the Participants for whom such contributions are made. Additional Match Contributions made pursuant to Section 3.2 of the Plan shall be allocated to the Additional Match Accounts of the Participants for whom such contributions are made.

         4.2 Allocation of Net Earnings or Losses of the Trust. Subject to the provisions of Section 3.1 of the Trust Agreement, as of each Valuation Date, the net earnings or losses of the Trust, including capital gains and losses whether or not realized, since the preceding Valuation Date shall be allocated to the Accrued Benefit of all Participants (or Beneficiaries) in accordance with the ratio which the Accrued Benefit of each Participant bears to the aggregate of all such Accrued Benefits; provided, however, that earnings or losses of accounts for which Participants direct investment shall be specifically allocated to such accounts.

         4.3 Valuations. In determining the earnings or losses of the Trust, as of each Valuation Date the Trust shall be valued at fair market value.

         4.4 Accounting for Distributions. All withdrawals of Participant contributions, all distributions made to a Participant or his Beneficiary, and any transfers to another qualified plan shall be charged to the appropriate subaccount of the Participant's Accrued Benefit.

         4.5 Separate Accounts. A separate account shall be established and maintained to reflect the Accrued Benefit for each Participant, with subaccounts to separately show the division described in Section 1.1 of the Plan.

         4.6   Investment of Funds.

               (a) Investment Control. Subject to the provisions of subsections (b), (c), (d) and (e) below, and only to the extent accepted by the Trustee, the management and control of the Trust shall be vested in the Trustee.

               (b) Investment Limitations. The Trustee shall invest all funds received from the Employer and all Fund earnings in the Investment Options in the manner from time to time directed in writing by the Employer.

               (c)   Participant Directed Investments.

                     (i) Participants, subject to such reasonable restrictions as the Employer or Sponsor may impose for administrative convenience, may designate what percentage of all contributions other than Employer Match Contributions, and all accounts other than Employer Match Accounts, Additional Match Accounts and Qualified Matching Contribution Accounts will be invested in the Investment Options.

                     (ii) Employer Match Contributions, Employer Match Accounts, Additional Match Accounts, and Qualified Matching Contribution Accounts shall be invested entirely in Company Stock; provided, however, that a Participant who has attained age fifty-five (55) may direct the investment of the balances in such accounts.

               (d) Participant Election. If a Participant does not make a written designation of an Investment Option, the Employer shall direct the Trustee to invest all amounts held or received on account of such Participant in the Investment Option which in the opinion of the Employer best protects principal.

               (e) Employer Securities. Participants may direct that contributions will be invested in Qualifying Employer Securities (within the meaning of Section 407(d)(5) of ERISA), subject to such restrictions as the Employer or the Trustee may impose for administrative convenience or legal compliance. Participants must provide such directions in a form satisfactory to the Trustee.

               (f) Facilitation. Notwithstanding any instruction from any Participant for investment of funds in an Investment Option as provided for herein, the Trustee shall have the right to hold uninvested any amounts intended for investment until such time as investment may be made in accordance with subsection (b), (c) or (e) above and the Trust Agreement.

                                    ARTICLE V

                            LIMITATION ON ALLOCATIONS

         5.1   Participants Not Covered Under Other Plans.

               (a) If the Participant does not participate in, and has never participated in another qualified plan maintained by the Employer, or a welfare benefit fund (as defined in Section 419(e) of the Code) maintained by the Employer, or an individual medical account (as defined in Section 415(1)(2) of the Code), maintained by the Employer, which provides an Annual Addition (as defined in Section 5.4 below), the amount of Annual Additions which may be credited to the Accrued Benefit of the Participant for any Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan. If contributions for and/or allocations to the Accrued Benefit of the Participant would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced so that the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount.

               (b) Prior to determining a Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for the Participant on the basis of a reasonable estimation of the Participant's Compensation for the Limitation Year, uniformly determined for all participants similarly situated.


               (c) As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year will be determined on the basis of the Participant's actual Compensation for the Limitation Year.

               (d) If, for any Limitation Year the maximum Annual Additions is exceeded by reason of allocation of forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of Elective Deferrals or under other limited facts and circumstances approved by the Internal Revenue Service, then, any such excess shall be disposed of in the following order:

                     (i)   any non-deductible voluntary employee
               contributions, and any income attributable thereto, to the extent they would reduce the excess amount, shall be returned to the Participant;

                     (ii) if after the application of paragraph (i) an excess amount still exists, elective deferrals, and any income attributable thereto, to the extent they would reduce the excess amount, shall be returned to the Participant;

                     (iii) if after the application of paragraph (ii) an
               excess amount still exists, and the Participant is covered by the Plan at the end of the Limitation Year, the excess amount in the Participant's account shall be used to reduce Employer contributions (including any allocation of forfeitures) for such Participant in the next Limitation Year, and each succeeding Limitation Year, if necessary;

                     (iv) if after the application of paragraph (ii) an excess amount still exists, and the Participant is not covered by the Plan at the end of the Limitation Year, the excess amount shall be held unallocated in a suspense account. The suspense account shall be used to reduce future Employer contributions (including allocations of any forfeitures) for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary;

                     (v) if a suspense account is in existence at any time during the Limitation Year pursuant to this Section, no investment gains or losses or other income may be allocated to such suspense account, and amounts held in the account may not be distributed to the Participants or Beneficiaries. Any balance which may be in the account upon termination of the Plan shall revert to the Employer. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Participants or former Participants.

         5.2   Participants Covered Under Other Defined Contribution Plans.

               (a) This Section applies if, in addition to this Plan, the Participant is covered under another qualified master or prototype defined contribution plan maintained by the Employer, a welfare benefit fund (as defined in Section 419(e) of the Code) maintained by the Employer, or an individual medical account (as defined in Section 415(1)(2) of the Code) maintained by the Employer, which provides an Annual Addition as defined in Section 5.4(a), during any Limitation Year. The Annual Additions which may be credited to the Accrued Benefit of a Participant under this Plan for any such Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions credited to the Accrued Benefit of a Participant under the other plans and welfare benefit funds for the same Limitation Year. If the Annual Additions with respect to the Participant under other defined contribution plans and welfare funds maintained by the Employer are less than the Maximum Permissible Amount and the Employer contributions that would otherwise be contributed or allocated to the Accrued Benefit of the Participant under this plan would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the amount contributed or allocated will be reduced to that the Annual Additions under all plans and funds for the Limitation Year shall equal the Maximum Permissible Amount. If Annual Additions with respect to the Participant under such other defined contribution plans and welfare benefit funds in the aggregate are equal to or grater than the Maximum Permissible Amount, no amount will be contributed or allocated to the Accrued Benefit of the Participant under this Plan for the Limitation Year.

               (b) Prior to determining the Participant's actual Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Participant in the manner described in Section 5.1(b).

               (c) As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for the Limitation Year shall be determined on the basis of the Participant's actual Compensation for the Limitation Year.

               (d) If pursuant to Section 5.2(c) or as a result of the allocation of forfeitures, a Participant's Annual Additions under this Plan and such other plans would result in an excess amount for a Limitation Year, the excess amount shall be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or individual medical account will be deemed to have been allocated first regardless of the actual allocation date.

               (e) If an excess amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the excess amount attributed to this Plan will be the product of:

                     (i)   the total excess amount allocated as of such date,

                     (ii) the ratio of (1) the Annual Additions allocated to the Participant for the Limitation Year as of such date under this Plan to (2) the total Annual Additions allocated to the Participant for the Limitation Year as of such date under this and all the other qualified master or prototype defined contributions plans.

               (f) Any excess amount attributed to this Plan shall be disposed of in the manner described in Section 5.1(d).

               (g) If the Participant is covered under another qualified defined contribution plan maintained by the Employer which is not a master or prototype plan, Annual Additions which may be credited to the Participant's account under this Plan for any Limitation Year will be limited in accordance with Sections (a) through (f) above as though the other plan were a master or prototype plan.

         5.3 Participants Covered Under Both Defined Benefit and Defined Contribution Plans. If the Employer maintains, or at any time maintained, a qualified defined benefit plan covering any Participant in this Plan, the sum of the Participant's Defined Benefit Fraction and Defined Contribution Fraction shall not exceed 1.0 in any Limitation Year. If the combined fraction exceeds
1.0 for any Plan Year, the Participant's benefit under any defined benefit plan (to the extent it has not been distributed or used to purchase an annuity contract) shall be limited so that the combined fraction does not exceed 1.0 before any defined contribution limits shall be enforced.

         This Section 5.3 shall not apply for Limitation Years beginning on or after January 1, 2000.

         5.4 Definitions. For purposes of Section 5.1 through 5.3, the following definitions shall apply:

               (a) Annual Additions shall mean the sum of the following amounts credited to a Participant's Account for the Limitation Year:

                     (i)   Employer contributions,

                     (ii) Employee contributions excluding rollovers and plan-to-plan transfers under Section 3.5,

                     (iii) forfeitures,

                     (iv) amounts allocated to an individual medical account, as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer, and

                     (v) amounts derived from contributions which are attributable to post-retirement medical benefits, allocated to the separate account of a Key Employee, as defined in
               Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer.

               For this purpose, any excess amount applied under Section 5.1 or 5.2 in the Limitation Year to reduce Employer contributions will be considered Annual Additions for such Limitation Year.

               (b) Compensation for purposes of this Article V shall mean a Participant's Earned Income, wages, salaries and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulation Section 1.62-2(c)), and excluding the following:

                     (i) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                     (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                     (iii) amounts realized from the sale, exchange or
               other disposition of stock acquired under a qualified stock option; and

                     (iv) other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludible from the gross income of the Employee).

               For purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such year.

               Notwithstanding the above, Compensation for a Participant who is permanently and totally disabled (as defined in Code Section 22(e)(3)) is the Compensation such Participant would have received for the Limitation Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled; for Limitation Years beginning before January 1, 1997, such imputed Compensation for the disabled Participant may be taken into account only if the Participant is not a Highly Compensated Employee (as defined in Section 1.37 of the Plan) and contributions made on behalf of such Participant are nonforfeitable when made.

               For purposes of applying the limitations of this Section, Compensation paid or made available during such Limitation Year shall include any elective deferral (as defined in Code Section 401(g)(3)), and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includible in the gross income of the Employee by reason of Code Section 125 or 457.

               (c) Defined Benefit Fraction shall mean a fraction, the numerator of which is the sum of the Participant's projected annual benefit under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125% of the dollar limitation in effect for the Limitation Year under Section 415(b) and (d) of the Code or one hundred forty percent (140%) of the Highest Average Compensation including any adjustments under Section 415(b) of the Code.

               Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

               (d) Defined Contribution Dollar Limitation shall mean $30,000, as adjusted under Code Section 415(d).

               (e) Defined Contribution Fraction shall mean a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the annual Additions attributable to the Participant's nondeductible Employee Contributions to all defined benefit plans, whether or not terminated, maintained by the Employer and the annual Additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amount for the current and all prior Limitation Years of Service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined under Section 415(b) and (d) of the Code or thirty-five percent (35%) of the Participant's Compensation for such year.

               If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

               Annual Additions for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all Employees Contributions as an Annual Addition.

               (f) Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h) of the Code), all commonly controlled trades or businesses (as defined in Section 414(c) of the Code as modified by Section 415(h) of the Code) or affiliated service groups (as defined in Section 414(m) of the Code) of which the adopting Employer is a part and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

               (g) Excess Amount shall mean the excess of the Participant's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

               (h) Highest Average Compensation shall mean the average Compensation for the three consecutive Years of Service (as measured by the Limitation Year) with the Employer that produces the highest average.

               (i) Limitation Year shall mean the calendar year. If the Limitation Year is amended to a different 12 consecutive month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

               (j) Maximum Permissible Amount shall mean the maximum Annual Additions that may be contributed or allocated to a Participant's account under this Plan for any Limitation Year shall not exceed the lesser of:
                     (i)   the defined contribution dollar limitation, or

                     (ii) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year.

               The Compensation limitation referred to in (ii) above shall not apply to any contribution for medical benefits (within the meaning of Code Section 401(h) or 419A(f)(2)) which is otherwise treated as an Annual Addition under Section 415(l)(1) or 419A(d)(2) of the Code.

               If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve (12) consecutive month period, the Maximum Permissible Amount shall not exceed the defined contribution dollar limitation, multiplied by the following fraction:

                     Number of months in the short Limitation Year
                                      12

               (k) Projected Annual Benefit shall mean the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which a Participant would be entitled under the terms of the Plan assuming:

                     (i) The Participant will continue employment until the Normal Retirement Age under the Plan (or current age if later), and

                     (ii) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan remain constant for all future Limitation Years.

                                   ARTICLE VI

                             ENTITLEMENT TO BENEFITS

         6.1 Retirement. A Participant shall be deemed to have reached retirement upon his termination of employment on or after reaching his Normal Retirement Date.

         As of his Distribution Date, a retired Participant shall be entitled to the full value of his Accrued Benefit, which shall be deemed to be one hundred percent (100%) vested and nonforfeitable upon reaching his Normal Retirement Date whether or not the Participant continues his employment with the Employer beyond such date.

         6.2 Disability. In the event that a Participant, at any time prior to his retirement or other termination of employment with the Employer, shall become totally and permanently disabled, and if proof of such disability satisfactory to the Employer is furnished (which proof shall include a determination of approval for Social Security benefits or, if such is not available, a written statement of a licensed physician appointed or approved by the Employer), then, as of his Distribution Date, such Participant shall be entitled to the full value of his Accrued Benefit which shall be deemed to be one hundred percent (100%) vested and nonforfeitable. For purposes of this
Section 6.2, total and permanent disability shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of at least twelve (12) months.

         6.3 Death. In the event of the death of a Participant prior to his retirement, disability or other termination of employment with the Employer, the full value of his Accrued Benefit, which shall be deemed to be one hundred percent (100%) vested and nonforfeitable shall become payable (according to the provisions of Article VII of the Plan), to his designated Beneficiary, upon submission of proof of death satisfactory to the Employer.

         6.4 Termination of Employment. In the event a Participant terminates employment with the Employer for any reason other than retirement, disability or death, such Participant shall become entitled to the vested portion of his Accrued Benefit, payable according to the provisions of Article VII of the Plan, which shall be determined as follows:

               (a) A Participant shall at all times be one hundred percent (100%) vested in the portion of his Accrued Benefit derived from his Elective Deferral Account, Qualified Non-Elective Contribution Account, Qualified Matching Contribution Account and Rollover/ Transfer Account.

               (b) A Participant shall at all times be one hundred percent (100%) vested in the portion of his Accrued Benefit derived from his Employer Contribution Accounts.

         6.5   Other Permitted Distributions.

               (a) Hardship. In addition to the in-service withdrawals described in Section 7.9, where applicable, distributions of Elective Deferrals (and earnings thereon accrued as of December 31, 1988), amounts from the Participant's Rollover/Transfer Account and amounts from the Participant's Frozen Accounts (other than earnings on a Frozen Pre-Tax Account, and on any "Employer Contribution Account" in a Frozen Other Contribution Account, allocated after December 31, 1988) may be made on account of financial hardship if the distribution is necessary in light of the immediate and heavy financial needs of the Participant. Notwithstanding the preceding, for Plan Years beginning after December 31, 1988, amounts attributable to Qualified Non-Elective Contributions and Qualified Matching Contributions may not be distributed merely on account of hardship. Also, income allocated to Elective Deferrals, Frozen Pre-Tax Accounts and any "Employer Contribution Account" within Frozen Other Employer Accounts after December 31, 1988 may not be distributed on account of hardship. For purposes of this Section, hardship is defined as an immediate and heavy financial need of the Employee where such Employee lacks other available resources.

                     (i) The following are the only financial needs considered immediate and heavy: unreimburseable medical care expenses (within the meaning of Section 213(d) of the Code) incurred (or to be incurred) by the Employee, the Employee's spouse, children or dependents (as defined in Code Section
               152); the purchase (excluding mortgage payments) of a principal residence of the Employee; payment of unreimburseable tuition and related educational fees for the next twelve months of post-secondary education for the Employee, the Employee's spouse, children or dependents (as defined in Code Section 152); the payment of funeral expenses for an Employee's family member; or the need to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.

                     (ii) A distribution will be considered as necessary to satisfy an immediate and heavy financial need of the Employee only if:

                           (1)   The Employee has obtained all
                     distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

                           (2)   All plans maintained by the Employer
                     provide that the Employee's Elective Deferrals (and Employee Contributions) will be suspended for twelve months after the receipt of the hardship distribution;

                           (3) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

                           (4)   All plans maintained by the Employer
                     provide that the Employee may not make Elective Deferrals for the Employee's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under
                     Section 402(g) of the Code for such taxable year less the amount of such Employee's Elective Deferrals for the taxable year of the hardship distribution.

                     (iii) Processing of applications and distributions of
               amounts under this Section, on account of a bona fide financial hardship, must be made as soon as administratively feasible.

                     (iv) There is no minimum amount for a hardship withdrawal, and there is no restriction on the number of hardship withdrawals permitted to a Participant.

               (b)   Attainment of Age 59 1/2.

                     (i) A Participant shall be permitted to withdraw all or a portion of his vested Accrued Benefit under the Plan, on or after the attainment of age 59 1/2.

                     (ii) There is no minimum amount for an age-59 1/2 withdrawal, and there is no restriction on the number of age-59 1/2 withdrawals permitted to a Participant.

               (c) Distribution Upon Plan Termination. The full value of a Participant's Accrued Benefit shall be distributed to the Participant (or his Beneficiary) as soon as administratively feasible after the termination of the Plan, provided that neither the Employer nor an Affiliated Employer maintains a successor plan.

               (d) Distribution Upon Sale of Assets. The full value of a Participant's Accrued Benefit may at the Participant's discretion be distributed to the Participant as soon as administratively feasible after the sale, to an entity that is not an Affiliated Employer, of substantially all of the assets used by the Employer in the trade or business in which the Participant is employed. If such entity continues to maintain this Plan, this provision shall not apply with respect to Employees who continue employment with the entity acquiring such assets.

               (e) Distribution Upon Sale of Subsidiary. The full value of a Participant's Accrued Benefit may at the Participant's discretion be distributed to the Participant as soon as administratively feasible after the sale, to an entity that is not an Affiliated Employer, of an incorporated Affiliated Employer's interest in a subsidiary of which the Participant is employed. If such entity continues to maintain this Plan, this provision shall not apply with respect to Employees who continue employment with such subsidiary.

                                   ARTICLE VII

                            DISTRIBUTION OF BENEFITS

         7.1 General. The requirements of this Article shall apply to any distribution of a Participant's interest and will take precedence over any inconsistent provisions of this Plan.

         All distributions required under this Article shall be determined and made in accordance with the Income Tax Regulations under Section 401(a)(9), including the minimum distribution incidental benefit requirement of Regulations
Section 1.401(a)(9)-2.

         7.2 Method of Distribution. A Participant may elect to have his Accrued Benefit distributed in the following manner:

               (a)   a single lump sum;

               (b) a portion paid in a lump sum, and the remainder paid later (partial payment);

               (c)   periodic installments over a period not to exceed fifteen
         (15) years; or

               (d) only with respect to a Participant's Frozen Accounts, a single life annuity, a single life annuity with a five (5) year or ten
         (10) year term certain or a joint and 50% or 100% survivor annuity.

         Any annuity option with respect to Frozen Accounts permitted and selected by a Participant shall be provided through the purchase of a non-transferable single premium contract from an insurance company which must conform to the terms of the Plan and which shall be distributed to the Participant or Beneficiary in complete satisfaction of the benefit due.

         In the absence of an election by the Participant, distribution will be made in a lump sum payment in cash.

         Notwithstanding any other provision of this Article VII, and except with respect to a Participant's Frozen Accounts, lump sum, installment, or any other benefits may not be paid from the Plan in any form of a life annuity or through the distribution of property in any form of a life annuity.

         7.3 Installment Payments. If all or any portion of a Participant's Accrued Benefit is to be paid in installments, the Participant shall determine the period over which such installments shall be paid. The total amount to be so distributed shall continue to be invested in those assets currently retained in the Trust, and any income, gain or loss attributable thereto (but not Employer contributions or forfeitures) shall be reflected in the installment distributions.

         7.4 Spousal Consent. Except as may be provided in Article VIII with respect to a Participant's Frozen Accounts, a Participant is not required to obtain spousal consent in order to receive a distribution of his Accrued Benefit.

         7.5   Commencement of Benefits.

               (a) Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

                     (i) the Participant attains age 65 (or the Normal Retirement Age specified in the Plan, if earlier);

                     (ii) occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or

                     (iii) the Participant terminates Service with the
               Employer.

               (b) Notwithstanding the foregoing, the failure of a Participant to consent to a distribution while a benefit is immediately distributable within the meaning of Section 7.6 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

         7.6   Minimum Required Distributions.

               (a) Required Beginning Date. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's Required Beginning Date.

               (b) Limits on Distribution Periods. As of the first distribution calendar year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

                     (i) a period certain not extending beyond the life expectancy of the Participant, or

                     (ii) a period certain not extending beyond the joint life and last survivor expectancy of the Participant and a designated Beneficiary.

               (c) Minimum Amounts to be Distributed. If the Participant's interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the required beginning date:

                     (i) If a Participant's benefit is to be distributed over (a) a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and the Participant's designated Beneficiary or (b) a period not extending beyond the life expectancy of the designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                     (ii)  The amount to be distributed each year,
               beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (a) the applicable life expectancy or (b) if the Participant's spouse is not the designated Beneficiary, the applicable divisor determined from the table set froth in Q&A-4 of Section 4.401(a)(9)-2 of the Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in Section 7.6(c)(i) above as the relevant divisor without regard to Regulations Section 1.401(a)(9)-2.

                     (iii) The minimum distribution required for the
               Participant's first distribution calendar year must be made on or before the Participant's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the Employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

         7.7   Distribution of Death Benefits.

               (a)   Method of Distributions.

                     (i) If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                     (ii) If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or (2) below:

                           (1)   if any portion of the Participant's
                     interest is payable to a designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31, of the calendar year immediately following the calendar year in which the Participant died;

                           (2)   if the designated Beneficiary is the
                     Participant's surviving spouse, the date distributions are required to begin in accordance with (1) above shall not be earlier than the later of
                     (a) December 31 of the calendar year immediately following the calendar year in which the Participant died and (b) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

                           If the Participant has not made an election
                     pursuant to this Section (a) by the time of his or her death, the Participant's designated Beneficiary must elect the method of distribution no later than the earlier of (a) December 31 of the calendar year in which distributions would be required to begin under this Section, or (b) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated Beneficiary, or if the designated Beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                     (iii) For purposes of Section 7.7(a)(ii) above, if
               the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of Section 7.7(a)(ii), with the exception of Paragraph (2) therein, shall be applied as if the surviving spouse were the Participant.

                     (iv) For purposes of this Section 7.7, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                     (v)   For the purposes of this Section 7.7,
               distribution of a Participant's interest is considered to begin on the Participant's Required Beginning Date (or, if
               Section 7.7(a)(iii) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to
               Section 7.7(a)(ii) above).

               (b)   Definitions.

                     (i) Applicable Life Expectancy. The life expectancy (or joint life and last survivor expectancy) is calculated using the attained age of the Participant (or designated Beneficiary) as of the Participant's (or designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated, such succeeding calendar year.

                     (ii) Designated Beneficiary. The individual who is designated as the Beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the regulations thereunder.

                     (iii) Distribution Calendar Year. A calendar year for
               which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 7.7(a) above.

                     (iv) Life Expectancy. Life expectancy and joint life and last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

                     Unless otherwise elected by the Participant (or
               spouse, in the case of distributions described in Section 7.6(a)(ii)(2) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse Beneficiary may not be recalculated.


                     (v)   Participant's Benefit.

                           (1)   The account balance as of the last
                     Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of the dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date.

                           (2)   Exception for second distribution
                     calendar year. For purposes of paragraph (1) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it has been made in the immediately preceding distribution calendar year.

                     (vi)  Required Beginning Date.

                           (1)   General Rule. The required beginning
                     date of a Participant is the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires except that benefit distributions to a 5-percent owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                           (2)   Deferral or Cessation of Distributions.

                                 (A)   Any Participant attaining age 70
                           1/2 in years after 1995 may elect by April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996) to defer distributions until the calendar year following the calendar year in which the Participant retires. If no such election is made the Participant will begin receiving distributions by the April 1 of the calendar year following the year in which the Participant attained age 70 1/2 (or by December 31, 1997 in the case of a Participant attaining age 70 1/2 in 1996).

                                 (B)   Any Participant attaining age 70
                           1/2 in years prior to 1997 may elect to stop distributions and recommence by the April 1 of the calendar year following the year in which the Participant retires. There will be a new annuity starting date upon recommencement.

                           (3)   5-Percent Owner. A Participant is
                     treated as a 5-percent owner for purposes of this
                     Section if such Participant is a 5-percent owner as defined in Section 416 of the Code at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70 1/2.


                           (4) Distributions Begun. Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Participant ceases to be a 5-percent owner in a subsequent year.

         7.8 Distribution Upon Termination of Employment and Restrictions on Immediate Distribution. If the value of a Participant's vested account balance derived from employer and employee contributions exceeds (or at the time of any prior distribution exceeded) $5,000, and the account balance is immediately distributable, the Participant must consent to any distribution of such account balance. The consent of the Participant shall be obtained in writing within the 90-day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Plan Administrator shall notify the Participant of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of the optional forms of benefit available under the Plan, in a manner that would satisfy the notice requirements of Section 417(a)(3) of the Code, and shall be provided no less than 30 days and no more than 90 days prior to the annuity starting date.

         The consent of the Participant shall not be required to the extent that a distribution is required to satisfy Section 401(a)(9) or 415 of the Code. In addition, upon termination of this Plan, if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) within the same controlled group.

         An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.

         For purposes of determining the applicability of the foregoing consent requirements to distributions made before the first day of the first Plan Year beginning after December 31, 1988, the Participant's vested account balance shall not include amounts attributable to accumulated deductible Employee Contributions within the meaning of Section 72(o)(5)(B) of the Code.

         In the absence of an election to receive an immediate distribution, the Participant's Accrued Benefit shall remain invested in the commingled Trust assets. The following provisions shall apply to termination benefits:

               (a) The distribution of benefits to a Participant who has reached his Distribution Date by reason of a termination of employment other than retirement, disability or death shall be deferred until the first date the Participant would have been eligible for retirement under the Plan unless the Participant elects to commence distribution of such benefits at an earlier date. Prior to the commencement of benefits, the deferred benefits shall, in the discretion of the Employer, remain invested in the commingled Trust assets or be transferred to a Segregated Account.

               (b) If the vested portion of the Accrued Benefit of a Participant who terminates employment for reasons other than retirement, disability or death is less than 100%, so that his Distribution Date does not coincide with the date on which he ceases to be an Employee, such Accrued Benefit shall, in the discretion of the Employer, remain invested in the commingled assets of the Trust or be transferred to a Segregated Account pending distribution. The Participant may elect to receive the vested portion of his Accrued Benefit at any time prior to the Distribution Date.

               (c) If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the Service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirements.

         7.9   Distribution From After-Tax and Rollover/Transfer Accounts.

               (a) Voluntary After-Tax and Frozen After-Tax Accounts. A Participant may withdraw any amount from his Voluntary After-Tax Account and Frozen After-Tax Account at such times as permitted by the Employer by submitting a written request to the Administrator specifying the amount to be withdrawn. A distribution from either such account shall be calculated on a pro-rata basis; thus, such distribution shall be considered in part a return of contributions and in part earnings on such contributions. However, if on May 5, 1986, Voluntary After-Tax Accounts and/or Frozen After-Tax Accounts were available for distribution under the terms of the Plan, the Frozen Plan, a Predecessor Plan, or a Frozen Predecessor Plan, prior to separation of service, then the pro-rata rules will not apply to after-tax contributions made to such accounts prior to January 1, 1987. The Participant may designate whether the distribution is to be made from pre-1987 or post-1986 contributions.

               (b) Rollover/Transfer Account. A Participant may withdraw any amount from his Rollover/Transfer Account, not in excess of the value of his account, at such times as permitted by the Employer by submitting a written request to the Administrator specifying the amount to be withdrawn.

         Subject to the provisions of this Section 7.9 and Sections 6.5(a) and
(c) of the Plan, the Participant's Voluntary After-Tax Account, Frozen After-Tax Account, and Rollover/Transfer Account shall be payable at the same time, in the same manner, and, in the event of death, to the same Beneficiary as is his Elective Deferral and Employer Contribution Accounts.

         7.10  Direct Rollover.

               (a) Applicability. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

               (b)   Definitions.

                     (i) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; any hardship distribution described in Code Section 401(k)(2)(B)(i)(iv) received after December 31, 1998; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer securities).

                     (ii) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
               Section 403(a) of the Code, or a qualified trust described in
               Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                     (iii) Distributee. A distributee includes an Employee
               or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as described in
               Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                     (iv) Direct Rollover. A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

                                  ARTICLE VIII

                              ANNUITY REQUIREMENTS

         To the extent applicable, provisions of this Article shall take precedence over any conflicting provisions of the Plan.

         8.1 Applicability. The provisions of this Article shall apply to the Frozen Accounts of a Participant who is eligible for payment in the form of an annuity and who elects payment in the form of an annuity. The provisions of this Article shall only apply with respect to a Participant's Frozen Accounts.

         8.2 Qualified Joint and Survivor Annuity. Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the annuity starting date, a married Participant's vested Accrued Benefit attributable to Frozen Accounts will be paid in the form of a Qualified Joint and Survivor Annuity and an unmarried Participant's vested Accrued Benefit attributable to Frozen Accounts will be paid in the form of a life annuity. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

         8.3 Qualified Preretirement Survivor Annuity. Unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before his annuity starting date, then the Participant's vested Accrued Benefit attributable to Frozen Accounts shall be applied toward the purchase of an annuity for the life of the surviving spouse. The surviving spouse may elect to have such annuity distributed immediately after the Participant's death.

         8.4   Definitions

               (a) Election Period. The period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from Service prior to the first day of the Plan Year in which age 35 is attained, with respect to the account balance as of the date of separation, the election period shall begin on the date of separation.

               (b) Earliest Retirement Age. The earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

               (c) Qualified Election. A waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity. Any waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless: (i) the Participant's spouse consents in writing to the election; (ii) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent); (iii) the spouse's consent acknowledges the effect of the election; and (iv) the spouse's consent is witnessed by a Plan representative or notary public. Additionally, a Participant's waiver of the Qualified Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that there is no spouse or that the spouse cannot be located, a waiver will be deemed a qualified election.

               Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 8.5 below.

               (d) Qualified Joint and Survivor Annuity. An immediate annuity for the life of the Participant with a survivor annuity for the life of the spouse which is not less than 50% and not more than 100% of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested account balance. The percentage of the survivor annuity under the Plan shall be 50%.

               (e) Spouse (Surviving Spouse). The spouse or surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse (and a current spouse will not be treated as the spouse or surviving spouse to the extent provided) under a qualified domestic relations order as described in Section 414(p) of the Code.

               (f) Annuity Starting Date. The first day of the first period for which an amount is paid as an annuity or any other form.

               (g) Vested Account Balance. The aggregate value of the Participant's vested account balances derived from Employer and Employee contributions (including rollovers), whether vested before or upon death, including the proceeds of insurance contracts, if any, on the Participant's life. The provisions of this Article shall apply to a Participant who is vested in amounts attributable to Employer contributions, Employee contributions or both at the time of death or distribution.

         8.5   Notice Requirements.

               (a) In the case of a Qualified Joint and Survivor Annuity as described in Section 8.4(d) of this Article, the Plan Administrator shall no less than 30 days and no more than 90 days prior to the annuity starting date provide each Participant a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (iii) the rights of a Participant's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

               (b) In the case of a Qualified Preretirement Survivor Annuity as described in Section 8.3 of this Article, the Plan Administrator shall provide each Participant within the applicable notice period a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirements of Section 8.5(a) applicable to a Qualified Joint and Survivor Annuity.

               The applicable notice period means with respect to a Participant, whichever of the following periods ends last:

                     (i) the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35,

                     (ii) a reasonable period ending after the individual becomes a Participant,

                     (iii) a reasonable period ending after notice is
               required because of the cessation of a benefit subsidy as described in subsection (c) below,

                     (iv) a reasonable period ending after this Article first applies to the Participant,

                     (v) a reasonable period after separation from Service in the case of a Participant who separates before attaining age 35.

                     For purposes of applying the preceding paragraph, a
               reasonable period ending after the enumerated events described in (ii), (iii) and (iv) is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Participant who separates from Service before the Plan Year in which age 35 is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

               (c)   Notwithstanding the other requirements of this Section
         8.5, the respective notices prescribed by this Section need not be given to a Participant if (i) the Plan "fully subsidizes" the costs of a Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity and (ii) the Plan does not allow the Participant to waive the Qualified Joint and Survivor Annuity or Qualified Preretirement Annuity and does not allow a married Participant to designate a nonspouse Beneficiary. For purposes of this Section 8.5(c), a plan fully subsidizes the costs of a benefit if no increase in cost or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit

              (d) If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that
         (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

         8.6 Spousal Consent. A Participant is required to obtain spousal consent for a distribution of his Accrued Benefit attributable to Frozen Accounts if the provisions of this Article VIII apply to such Frozen Accounts pursuant to Section 8.1.

                                   ARTICLE IX

                     BENEFICIARY AND PARTICIPANT INFORMATION

         9.1   Designation of Beneficiary.

               (a) Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive any benefits payable under the Plan upon or after his death, and any such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations made by the Participant, shall be in writing in the form prescribed by the Employer and shall be effective only when the written designation is filed with the Employer during his lifetime.

               (b) The beneficiary of a Participant who is married at the time of his death shall be his surviving spouse unless his surviving spouse consents in writing on the form provided for that purpose by the Plan Administrator to the designation of another beneficiary. A consent by a Participant's spouse shall not be effective unless such consent is witnessed by the Plan Administrator or a Notary Public.

               (c) In the absence of a valid Beneficiary designation (except in conjunction with the election of a form of benefit payment which does not require the designation of a specific Beneficiary) or if, at the time any benefit becomes payable to a Beneficiary, there is no living Beneficiary properly designated by the Participant to receive the benefit, the Employer shall direct the Trustee to distribute such benefit to the Participant's spouse, if then living. If there is no surviving spouse, then the benefit shall be paid to the Participant's then living descendants, if any, per stirpes, otherwise to the Participant's then living parent or parents, equally, otherwise to the Participant's estate.

         9.2 Information to be Furnished by Participant and Beneficiaries. Any communications, addressed to a Participant or Beneficiary at his last post office address filed with the Employer, shall be binding on the Participant or Beneficiary for all purposes of the Plan. Except for the Employer's sending of a registered letter to the last known address, neither the Trustees nor the Employer shall be obliged to search for any Participant or Beneficiary.

         If a benefit is forfeited because the Participant or Beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant or Beneficiary.

                                    ARTICLE X

                              LOANS TO PARTICIPANTS

         Subject to the consent of the Trustee, the Plan Administrator shall establish a loan program under which:

         (1) Loans shall be made available to all Participants and Beneficiaries on a reasonably equivalent basis.

         (2) Loans shall not be made available to Highly Compensated Employees (as defined in Section 414(q) of the Code) in an amount greater than the amount made available to other Employees.

         (3) Loans must be adequately secured and bear a reasonable interest rate.

         (4) No Participant loan shall exceed 50% of the present value of the Participant's vested Accrued Benefit.

         (5) A Participant is not required to obtain the consent of his or her spouse, if any, to use of the account balance as security for the loan.

         (6) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs in the Plan.

         (7) No loans will be made to any shareholder-employee or Owner-Employee. For purposes of this requirement, a shareholder-employee means an Employee or officer of an electing small business (Subchapter S) corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than 5% of the outstanding stock of the corporation.

         (8) Loan repayments will be suspended under the Plan as permitted under Code Section 414(u)(4).

         (9) Loans are only available from a Participant's Elective Deferral Account and Rollover/Transfer Account.

         Notwithtstanding any other provision of this Plan, the portion of the Participant's vested account balance used as a security interest held by the Plan by reason of a loan outstanding to the Participant shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Participant's vested account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the account balance shall be adjusted by first reducing the vested account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

         No loan to any Participant or Beneficiary can be made to the extent that such loan when added to the outstanding balance of all other loans to the Participant or Beneficiary would exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (b) one-half the present value of the nonforfeitable Accrued Benefit of the Participant. For the purpose of the above limitation, all loans from all plans of the Employer and other members of a group of Employers described in section 414(b), (c), (m) and (o) of the Code are aggregated. Furthermore, any loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five years from the date of the loan, unless such loan is used to acquire a dwelling unit which within a reasonable time (determined at the time the loan is made) will be used as the principal residence of the Participant. An assignment or pledge of any portion of the Participant's interest in the Plan and a loan, pledge or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this paragraph.

                                   ARTICLE XI

                              TOP HEAVY PROVISIONS

         11.1 Applicability. Notwithstanding any other provisions of the Plan or Adoption Agreement to the contrary, if for any Plan Year the Plan becomes a Top Heavy Plan, the requirements of this Article XI of the Plan shall be applied for such Plan Year.

         11.2 Definitions. The following terms shall have the following meanings in the determination of whether or not the Plan is a Top Heavy Plan:

               (a) Determination Date. For any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

               (b) Employer. The Employer who adopted this Plan and any other Employer some or all of whose Employees participate in this Plan or in a retirement plan which is aggregated with this Plan as part of a permissive or required aggregation group.

               (c)   Employer Group. A group of Employers who, for purposes of
         Section 416 of the Code, are treated as a single Employer under Section 414(b), (c) or (m) of the Code.

               (d) Key Employee. Any Employee or former Employee (and the beneficiaries of such Employee) who, at any time during the determination period, was an officer of the Employer if such individual's annual Compensation exceeds 50% of the dollar limitation under Section 415(b)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Annual Compensation exceeds 100% of the dollar limitation under Section 415(c)(1)(A) of the Code, a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has Annual Compensation of more than $150,000. Annual Compensation means Compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Section 125, 402(e)(3), 401(h)(1)(B) or 403(b) of the Code. The determination period is the Plan Year containing the Determination Date and the 4 preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Section 416(i)(l) of the Code and the regulations thereunder.

               (e) Non-Key Employee. Any Employee or former Employee (or Beneficiaries of such Employee) who is not considered to be a Key Employee.

               (f) Permissive Aggregation Group. The required aggregation group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

               (g) Present Value. Present value shall be based only on the interest and mortality rates specified in the Adoption Agreement.

               (h) Required Aggregation Group. (i) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (ii) any other qualified plan of the Employer which enables a plan described in (i) to meet the requirements of Section 401(a)(4) or 410 of the Code.

               (i) Top Heavy Plan. For any Plan Year, this Plan is Top Heavy if any of the following conditions exist:

                     (i) If the Top Heavy Ratio for this Plan exceeds 60% and this Plan is not part of any required aggregation group or permissive aggregation group of plans.

                     (ii) If this Plan is a part of a required aggregation group of plans but not part of a permissive aggregation group of the Top Heavy Ratio for the group of plans exceeds 60%.

                     (iii) If this Plan is a part of a required
               aggregation group and part of a permissive aggregation group of plans and the Top Heavy Ratio for the permissive aggregation group exceeds 60%.

               (j)   Top Heavy Ratio.

                     (i) If the Employer maintains one or more defined
               contribution plans (including any Simplified Employee Pension
               Plan) and the Employer has not maintained any defined benefit plan which during the 5-year period ending on the determination date(s) has or has had Accrued Benefits, the Top Heavy Ratio for this Plan alone or for the required or permissible aggregation group as appropriate is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the determination date(s) (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the 5-year period ending on the determination date(s)), both computed in accordance with Section 416 of the Code and the regulations thereunder. Both the numerator and denominator of the Top Heavy Ratio are increased to reflect any contribution not actually made as of the determination date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

                     (ii) If the Employer maintains one or more defined contribution plans (including any Simplified Employee Pension
               Plan) and the Employer maintains or has maintained one or more defined benefit plans which during the 5-year period ending on the determination date(s) has or has had any accrued benefits, the Top Heavy Ratio for any required or permissive aggregation group as appropriate is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (a) above, and the present value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the determination date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants, determined in accordance with (a) above, and the present value of accrued benefits under the defined benefit plan or plans for all Participants as of the determination date(s), all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution of an accrued benefit made in the five year period ending on the determination date.

                     (iii) For purposes of (i) and (ii) above, the value
               of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the determination date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or
               (2) who has not been credited with at least one Hour of Service with any employer maintaining the Plan at any time during the 5-year period ending on the determination date will be disregarded. The calculation of the Top Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions will not be taken into account for purposes of computing the Top Heavy Ratio. When aggregating plans, the value of account balances and accrued benefits will be calculated with reference to the determination dates that fall within the same calendar year.

                     The accrued benefit of a Participant other than a Key
               Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

               (k) Valuation Date. December 31 in each Plan Year, the date as of which account balances or Accrued Benefits are valued for purposes of calculating the Top Heavy Ratio.

               (l) Present Value. For purposes of establishing the present value of accrued benefits under defined benefit plans required to be aggregated with this Plan to compute the Top Heavy Ratio, any benefit shall be discounted only for mortality and interest based on the mortality assumptions and interest rate specified in such defined benefit plan.

         11.3 Minimum Compensation. For any Plan Year in which the Plan is Top Heavy, only the first $170,000 (or such larger amount as may be prescribed by the Secretary of Treasury or his delegate) of a Participant's annual Compensation shall be taken into account for purposes of determining Employer contributions under the Plan.

         11.4  Minimum Allocation.

               (a) Except as otherwise provided in (c) and (d) below, the Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent of such Participant's Compensation or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code, the largest percentage of Employer contributions (including any salary deferral contribution) and forfeitures, as a percentage of the Key Employee's Compensation, as limited by Section 401(a)(17) of the Code, allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though under other plan provisions, the Participant would not otherwise be entitled to receive an allocation, would have received a lesser allocation for the year because of (i) the Participant's failure to complete 1,000 hours of service (or any equivalent provided in the Plan), (ii) the Participant's failure to make mandatory employee contributions (including elective deferral contributions) to the Plan, or (iii) Compensation less than a stated amount. Neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying the minimum Top Heavy contribution requirements.

               (b) For purposes of computing the minimum allocation, Compensation will mean Compensation as defined in Section 1.11 of the Plan, as limited by Section 401(a)(17) of the Code.

               (c) The provision in (a) above shall not apply to any Participant who was not employed by the Employer on the last day of the Plan Year.

               (d) The Employer hereby designates that the minimum allocation or benefit requirement applicable to Top Heavy plans will be met in any other plan or plans maintained by the Employer, and the provision in
         (a) above shall not apply to any Participant to the extent the Participant is covered under any other such plan or plans of the Employer.

               (e) The minimum allocation or benefit requirement applicable to Top Heavy plans (to the extent required to be nonforfeitable under section 416(b) of the Code) may not be forfeited under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

         11.5 Vesting. For any Plan Year in which this Plan is Top Heavy, each Employee's interest in his or her Account Balance attributable to Employer contributions shall be fully vested and nonforfeitable. The minimum vesting schedule applies to all benefits within the meaning of Section 411(a)(7) of the Code except those attributable to employee contributions, including benefits accrued before the effective date of Section 416 of the Code and benefits accrued before the Plan became Top Heavy. Further, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as Top Heavy changes for any Plan Year. However, this Section does not apply to the account balances of any Employee who does not have an hour of service after the Plan has initially become Top Heavy and such Employee's account balance attributable to Employer contributions and forfeitures will be determined without regard to this Section.

                                   ARTICLE XII

                           ADMINISTRATION OF THE PLAN

         12.1 Duties and Responsibilities of Fiduciaries; Allocation of Fiduciary Responsibility. A fiduciary to the Plan shall have only those specific powers, duties, responsibilities and obligations as are explicitly given him under the Plan and Trust Agreement. In general, the Employer shall have the sole responsibility for making contributions to the Plan required under Article III of the Plan, appointing the Trustee and the Plan Administrator, and determining the funds available for investment under the Plan. The Plan Administrator shall have the sole responsibility for the administration of the Plan, as more fully described in Section 12.2. It is intended that each fiduciary shall be responsible only for the proper exercise of his own powers, duties, responsibilities and obligations under the Plan and Trust Agreement, and shall not be responsible for any act or failure to act of another fiduciary. A fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

         12.2  Powers and Responsibilities of the Plan Administrator.

               (a) Administration of the Plan. The Plan Administrator shall have all powers necessary to administer the Plan, including the power to construe and interpret the Plan documents; to decide all questions relating to an individual's eligibility to participate in the Plan; to determine the amount, manner and timing of any distribution of benefits or withdrawal under the Plan; to approve and insure the repayment of any loan to a Participant under the Plan; to resolve any claim for benefits in accordance with Section 12.7; and to appoint or employ advisors, including legal counsel, to render advice with respect to any of the Plan Administrator's responsibilities under the Plan. Any construction, interpretation or application of the Plan by the Plan Administrator shall be final, conclusive and binding. All actions by the Plan Administrator shall be taken pursuant to uniform standards applied to all persons similarly situated. The Plan Administrator shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Plan.



               (b) Records and Reports. The Plan Administrator shall be responsible for maintaining sufficient records to reflect the Compensation of each Participant for purposes of determining the amount of contributions that may be made by or on behalf of the Participant under the Plan. The Plan Administrator shall be responsible for submitting all required reports and notification relating to the Plan to Participants or their Beneficiaries, the Internal Revenue Service and the Department of Labor.

               (c) Furnishing Trustee with Instructions. The Plan Administrator shall be responsible for furnishing the Trustee with written instructions regarding all contributions to the Trust, all distributions to Participants and all loans to Participants. In addition, the Plan Administrator shall be responsible for furnishing the Trustee with any further information respecting the Plan which the Trustee may request for the performance of its duties or for the purpose of making any returns to the Internal Revenue Service or Department of Labor as may be required of the Trustee.

               (d) Rules and Decisions. The Plan Administrator may adopt such rules as it deems necessary, desirable or appropriate in the administration of the Plan. All rules and decisions of the Plan Administrator shall be applied uniformly and consistently to all Participants in similar circumstances. When making a determination of calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, and the legal counsel of the Employer or the Trustee.

               (e) Application and Forms for Benefits. The Plan Administrator may require a Participant or Beneficiary to complete and file with it an application for a benefit, and to furnish all pertinent information requested by it. The Plan Administrator may rely upon all such information so furnished to it, including the Participant's or Beneficiary's current mailing address.

         12.3 Allocation of Duties and Responsibilities. The Plan Administrator may by written instrument allocate among its members or employees any of its duties and responsibilities not already allocated under the plan or may carry out any of the Plan Administrator's duties and responsibilities under the Plan. Any such duties or responsibilities thus allocated must be described in the written instrument. If a person other than an Employee of the Employer is so designated, such person must acknowledge in writing his acceptance of the duties and responsibilities allocated to him.

         12.4 Appointment of the Plan Administrator. The Employer shall designate the Plan Administrator who shall administer the Plan. Such Plan Administrator may consist of an individual, a committee of two or more individuals, whether or not, in either such case, the individual or any of such individuals are Employees of the Employer, a consulting firm or other independent agent, the Trustee (with its consent) or the Employer itself. Except as the Employer shall otherwise expressly determine, the Plan Administrator shall be charged with the full power and the responsibility for administering the Plan in all its details. If no Plan Administrator has been appointed by the Employer, or if the person designated as Plan Administrator by the Employer is not serving as such for any reason, the Employer shall be deemed to be the Plan Administrator of the Plan. The Plan Administrator may be removed by the Employer, or may resign by giving notice in writing to the Employer, and in the event of the removal, resignation or death, or other termination of service by the Plan Administrator, the Employer shall, as soon as practicable, appoint a successor Plan Administrator, such successor thereafter to have all of the rights, privileges, duties and obligations of the predecessor Plan Administrator.

         12.5 Expenses. The Employer shall pay all expenses authorized and incurred by the Plan in the administration of the Plan (including Trustee's fees) except to the extent such expenses are paid from the Trust.

         12.6 Liabilities. The Plan Administrator and each person to whom duties and responsibilities have been allocated pursuant to Section 12.3 may be indemnified and held harmless by the Employer with respect to any alleged breach of responsibilities performed or to be performed hereunder.

         12.7  Claims Procedure.

               (a) Filing a Claim. Any Participant or Beneficiary under the Plan may file a written claim for a Plan Benefit with the Plan Administrator or with a person named by the Plan Administrator to receive claims under the Plan.

               (b) Notice of Denial of Claim. In the event of a denial or limitation of any benefit or payment due to or requested by any Participant or Beneficiary under the Plan ("Claimant"), Claimant shall be given a written notification containing specific reasons for the denial or limitation of his benefit. The written notification shall contain specific reference to the pertinent Plan provisions on which the denial or limitation of his benefit is based. In addition, it shall contain a description of any other material or information necessary for the Claimant to perfect a claim, and an explanation of why such material or information is necessary. The notification shall further provide appropriate information as to the steps to be taken if the Claimant wishes to submit his claim for review. This written notification shall be given to a Claimant within 90 days after receipt of his claim by the Plan Administrator unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of said 90-day period, and such notice shall indicate the special circumstances which make the postponement appropriate.

               (c) Right of Review. In the event of denial or limitation of his benefit, the Claimant or his duly authorized representative shall be permitted to review pertinent documents and to submit to the Plan Administrator issues and comments in writing. In addition, the Claimant or his duly authorized representative may make a written request for a full and fair review of his claim and its denial by the Plan Administrator; provided, however, that such written request must be received by the Plan Administrator (or its delegate to receive such requests) within 60 days after receipt by the Claimant of written notification of the denial or limitation of the claim. The 60-day requirement may be waived by the Plan Administrator in appropriate cases.

               (d) Decision on Review. A decision shall be rendered by the Plan Administrator within 60 days after the receipt of the request for review, provided that where special circumstances require an extension of time for processing the decision, it may be postponed on written notice to the Claimant (prior to the expiration of the initial 60-day period) for an additional 60 days after the receipt of such request for review. Any decision by the Plan Administrator shall be furnished to the Claimant in writing and shall set forth the specific reasons for the decision and the specific Plan provisions on which the decision is based.

               (e) Court Action. No Participant, Beneficiary or other Claimant shall have the right to seek judicial review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits prior to filing a claim for benefits or exhausting his rights to review under this Section 12.7.

                                  ARTICLE XIII

                        AMENDMENT, TERMINATION AND MERGER

         13.1  Amendments.

               (a) The Employer expressly reserves the right to amend this Plan and Trust from time to time. No such amendment shall in any way impair, reduce or affect any Participant's vested and nonforfeitable rights in the Trust.

               (b) No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's account balance may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of decreasing a Participant's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing an Accrued Benefit. Furthermore, if the vesting schedule of a plan is amended, in the case of an Employee who is a Participant in the Plan as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's right to his Employer-derived Accrued Benefit will not be less than his percentage computed under the Plan without regard to such amendment.

         13.2  Plan Termination; Discontinuance of Employer Contributions.

               (a) The Employer may terminate the Plan at any time in whole or in part. In the event of the dissolution, merger, consolidation or reorganization of the Employer, the Plan shall automatically terminate and the Trust shall be liquidated as provided in paragraph (b) below unless the Plan is continued by a successor Employer in accordance with
         Section 13.3.

               (b) Upon the complete or partial termination of the Plan or the complete discontinuance of Employer contributions under the Plan, the Accrued Benefit of all Participants affected thereby shall become fully vested and nonforfeitable, and the Plan Administrator shall direct the Trustee to distribute assets remaining in the Trust, after payment of any expenses properly chargeable thereto, to Participants or their Beneficiaries.

         13.3 Successor Employer. In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan and Trust shall be continued by a successor Employer, in which case such successor Employer shall be substituted for the Employer under the Plan. The substitution of the successor Employer shall constitute an assumption of Plan liabilities by the successor Employer, and the successor Employer shall have all powers, duties and responsibilities of the Employer under the Plan.

         13.4 Merger, Consolidation or Transfer. In the event of a merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of the Plan, the transaction shall be structured so that each Participant would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated).

                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

         14.1  Exclusive Benefit of Participants and Beneficiaries.

               (a) All assets of the Trust shall be retained for the exclusive benefit of Participants and their Beneficiaries, and shall be used only to pay benefits to such persons or to pay reasonable fees and expenses of the Trust and of the administration of the Plan. The assets of the Trust shall not revert to the benefit of the Employer, except as otherwise specifically provided in Section 14.1(b).

               (b) Contributions to the Trust under this Plan are subject to the following conditions:

                     (i) If a contribution or any part thereof is made to the Trust by the Employer under a mistake of fact, such contribution or part thereof shall be returned to the Employer within one year after the date the contribution is made;

                     (ii) In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe; and

                     (iii) Contributions to the Trust are specifically
               conditioned on their deductibility under the Code and, to the extent a deduction is disallowed for any such contribution, such amount shall be returned to the Employer within one year after the date of the disallowance of the deduction.

         14.2 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Employer and any Employee, or as a right of any Employee to be continued in the employment of the Employer, or as a limitation of the right of the Employer to discharge any of its Employees, with or without cause.

         14.3 Rights to Trust Assets. No Employee, Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust upon termination of employment or otherwise, except as provided under the Plan. All payments of benefits under the Plan shall be made solely out of the assets of the Trust.

         14.4 Nonalienation of Benefits. Except as provided under Article X of the Plan, with respect to Plan loans, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, voluntary or involuntary; provided, however, that the Trustee shall not be hereby precluded from complying with a qualified domestic relations order described in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985, requiring deduction from distributions to a recipient in pay status for alimony or support payments. Any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void. The Trust shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

         14.5 Gender . The use of the masculine pronoun shall extend to and include the feminine gender wherever appropriate, the use of the singular shall include the plural and the use of the plural shall include the singular wherever appropriate.

         14.6 Titles and Headings. The titles or headings of the respective Articles and Sections are inserted merely for convenience and shall be given no legal effect.

         14.7 Compliance with Laws, Rules and Regulations. If any of the provisions of this Plan or of the Trust Agreement are at any time in any way inconsistent with any laws of the United States of America or the laws of any state if not preempted by ERISA, or any regulations of the Internal Revenue Service, U.S. Department of Labor, or any other Federal or state regulatory authority, in a manner that adversely affects the qualified status of the Plan under Section 401(a) of the Code or the tax-exempt status of the Trust under
Section 501(a) of the Code, or may result in any civil penalties under ERISA or any other law, then the Employer, the Administrator and the Trustee shall comply with the requirements of such laws or regulations, rather than with the provisions of the Plan and Trust which are inconsistent therewith. The Employer, Administrator and Trustee shall incur no liability for following such laws, rules or regulations.

         14.8 Qualified Military Service. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                 TRUST AGREEMENT

         The Employer has established a Plan to provide retirement, death and disability benefits for eligible Employees and their Beneficiaries pursuant to section 401 of the Internal Revenue Code of 1986, as amended. As part of the Plan, the Employer has requested T. Rowe Price Trust Company to serve as Trustee pursuant to the Trust established for the investment of contributions under the Plan upon the terms and conditions set forth in this Agreement. Unless the context of this Trust Agreement clearly indicates otherwise, the terms defined in Article I of the Plan entered into by the Employer, of which this Trust Agreement forms a part, shall, when used herein, have the same meaning as in said Plan.

                                    ARTICLE I
Accounts

1.1      Establishing Accounts

         The Trustee shall open and maintain a trust account for the Plan and, as part thereof, Participant's accounts for such individuals as the Administrator shall, from time to time, give written notice to the Trustee as being Participants in the Plan. The Trustee shall also open and maintain such other accounts as may be appropriate or desirable to aid in the administration of the Plan. A separate account shall be maintained for each Participant and shall be credited with the contributions made and any forfeitures allocated to each such Participant pursuant to the Plan (and all earnings thereon). The Trustee shall open and maintain as a part of the Trust a separate account for each Participant who makes required or voluntary contributions, each such account to be credited with the Participant's required or voluntary contributions (and all earnings attributable to such contributions).

1.2      Charges Against Accounts

         Upon receipt of written instructions from the Administrator, the Trustee shall charge the appropriate account of the Participant for any withdrawals or distributions made under the Plan and any forfeiture of unvested interests attributable to Employer contributions which may be required under the Plan. The Administrator will give written instructions to the Trustee specifying the manner in which Employer contributions and any forfeiture of the nonvested portion of accounts, as allocated by the Administrator in accordance with the provisions of the Plan, are to be credited to the various accounts maintained for Participants.

1.3      Prospectus to be Provided

         The Administrator shall ensure that a Participant who makes a required or voluntary contribution has previously received or receives a copy of the then current prospectus relating to the Investment Options. Delivery of such a required or voluntary contribution, pursuant to the provisions of the Plan by the Administrator to the Trustee, shall entitle the Trustee to assume that the Participant has received such a prospectus.

                                   ARTICLE II

2.1      Receipt of Contributions

         The Trustee shall accept and hold in the trust contributions made by the Employer and Participants under the Plan. The Administrator shall give written instructions to the Trustee specifying the specific Participants' accounts to which contributions are to be credited, the amount of each such credit which is attributable to Employer contributions and the amount, if any, which is attributable to the Participants' required or voluntary contributions. If written instructions are not received by the Trustee, or if such instructions are received but are deemed by the Trustee to be unclear, upon notice to the Employer, the Trustee may elect to hold all or part of any such contribution in cash, without liability for rising security prices or distributions made pending receipt by it from the Administrator of written instructions or other clarifications. If any contributions or earnings are less than any minimum which the then current prospectus for the Investment Options require, the Trustee may hold the specified portion of the contributions or earnings in cash, without interest, until such time as the proper amount has been contributed or earned so that the investment in the Investment Options required under the Plan may be made.

                                   ARTICLE III

Investment Powers of the Trustee

3.1      Investment of Trust Assets.

         The Trustee shall invest the amount of each contribution made hereunder and all earnings thereon in full and fractional shares of the Investment Options in accordance with the current prospectus for such Investment Option, in such amounts and proportions as shall from time to time be designated by the Administrator, or the Participant if the Plan so permits, on forms provided by T. Rowe Price Associates, Inc. or a subsidiary thereof, and shall credit such Investment Options to the accounts of each Participant on whose behalf or by whom the contributions are made and any forfeitures are allocated. All dividends and capital gain distributions received on the Investment Options held by the Trustee in each account, shall, if received in cash, be reinvested in such Investment Options in accordance with the current prospectus for such Investment Option and shall in any event be credited to such account. The Trustee shall deliver, or cause to be executed and delivered, to the Administrator all notices, prospectuses, financial statements, proxies and proxy soliciting materials relating to the Investment Options held hereunder. The Trustee shall not vote any of the shares of the Investment Options held hereunder, except in accordance with the written instructions of the Administrator and/or Participant. The obligations of the Trustee hereunder may be delegated by it as provided in Sections 9.1 and 9.2 of this Trust Agreement.

         The Trustee shall sell shares and purchase shares in the Investments Options to accomplish any change in investments desired by the Employer as indicated in any amended Plan or other instruction in accordance with the terms of the Plan.

3.2      Directed Investments.

         With respect to any directions received by the Trustee with regard to the investment of Employer and Participant contributions, designating the investments to be made in the Investment Options by Participants, the Trustee is authorized and empowered to make and deal with such investments as provided in such direction and shall have in connection with such investments all powers herein provided.

3.3      General Investment Powers.

         To the extent that the Trustee is not given appropriate directions with respect to investments, then, the Trustee shall be authorized and empowered to invest and reinvest all of the funds in any of the Investment Options which, in the opinion of the Trustee, offers reasonable possibilities for preservation of capital.

3.4      Other Powers of the Trustee

         The Trustee is authorized and empowered with respect to the Trust:

         (a) subject to the requirement of investment in shares of the Investment Options, the Trustee may sell, exchange, convey, transfer or otherwise dispose of, either at public or private sale, any property, any time held by it, for such consideration and on such terms and conditions as to credit or otherwise as the Trustee may deem best;

         (b) subject to the provisions of Section 3.1 hereof, and subject to the provisions of Section 3.7 hereof, to vote in person or by proxy any shares of the Investment Options held by it and to join in, or to dissent from and to oppose, the reorganization, consolidation, liquidation, sale or merger of any corporation or properties in which it may be interested as Trustee, upon such terms and conditions as it may deem wise;

         (c) to make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

         (d) to register any investment held in the trust in its own name, in the name of the Trust or in the name of a nominee, and to hold any investment in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust;

         (e) to employ suitable agents and counsel (who may also be counsel for the Employer) and to pay their reasonable expenses and compensation;

         (f) to borrow or raise monies for the purpose of the Trust from any source and for any sum so borrowed to issue its promissory note as Trustee, and to secure the repayments thereof by pledging all or any part of the Trust, but nothing herein contained shall obligate the Trustee to render itself liable individually for the amount of any such borrowing; and no person loaning money to the Trustee shall be bound to see to the application of money loaned or to inquire into the validity, expedience or propriety of any such borrowing; and

         (g) if any dispute shall arise as to the persons to whom payments and the delivery of any monies or property shall be made by the Trustee or the amounts thereof, to retain such payments and/or postpone such delivery until actual adjudication of such dispute shall have been made in a court of competent jurisdiction or until the Trustee shall be indemnified against loss to his satisfaction.

         Each and all of the foregoing powers may be exercised without court order or approval. No one dealing with the Trustee need inquire concerning the validity or propriety of anything that is done or need see to the application of any money paid or property transferred to or upon the order of the Trustee.

3.5      General Powers

         The Trustee shall have all of the powers necessary or desirable to do all acts, take all such proceedings and exercise all such rights and privileges, whether or not expressly authorized herein, which it may deem necessary or proper for the administration and protection of the property of the Trust and to accomplish any action provided for in the Plan.

3.6      Employer Securities

         The Administrator and/or Participants in the Plan may direct that all or a portion of the Fund be invested in Qualifying Employer Securities within the meaning of Section 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended, and the Trustees shall follow the proper directions of the Administrator and/or Participants as to such investment.

         The Trustee shall be fully entitled to rely upon the directions of the Administrator and/or Participants as to investments in Qualifying Employer Securities and the Employer shall indemnify and hold harmless the Trustee against any and all claims, liabilities and expenses arising out of or related to such directions and the acquisition and retention of Qualifying Employer Securities pursuant thereto.

         As a condition of acquiring or retaining Qualifying Employer Securities pursuant to this Section 3.6, the Trustee may, in its discretion, require assurances satisfactory to it that the acquisition and holding of such Qualifying Employer Securities will not constitute prohibited transactions under Section 406 of ERISA, or under Section 4975 of the Code.

         The Trustee shall deliver, or cause to be executed and delivered to the Administrator, all notices, prospectuses, financial statements, proxies and proxy-soliciting materials relating to Qualifying Employer Securities held by it.

3.7      Voting, Tendering and Exchanging Company Stock

         Each Participant in the Plan (or, in the event of the Participant's death, the Participant's Beneficiary) is, for purposes of this Section 3.7, hereby designated a "named fiduciary" within the meaning of ERISA
         Section 403(a)(1).

         (a) Instructed Share Voting. Each Participant (or, if applicable, Beneficiary), as a named fiduciary, shall be entitled to direct the Plan and Trustee as to the manner in which Company Stock allocated to such Participant's (or Beneficiary's) accounts is to be voted on each matter brought before an annual or special stockholders' meeting of the Company. Before each such meeting of stockholders, the Trustee shall cause to be furnished to each Participant (or, if applicable, Beneficiary) a copy of the proxy solicitation material, together with a form requesting confidential directions on how such shares of Company Stock allocated to such Participant's (or Beneficiary's) accounts shall be voted on each such matter. Upon timely receipt of such directions, the Trustee shall on each such matter, vote as directed the number of votes attributable to such Participant (or Beneficiary).

               The number of votes attributable to each Participant (or, if applicable, Beneficiary) shall be determined as follows:

               (1) first, the total number of votes attributable to Company Stock held in the Plan shall be determined;

               (2) second, the number of votes determined under (1), above, shall be attributed to each Participant (or, if applicable, Beneficiary), in the ratio which the number of shares of Company Stock allocated to such Participant's accounts as of the record date bears to the total number of shares of Company Stock held in the Plan as of such date.

               Each Participant (or, if applicable, Beneficiary), as a named fiduciary, shall be entitled to separately direct the vote of a portion of the number of votes with respect to which a signed voting-direction instrument is not timely received from other Participants (or, if applicable, Beneficiaries) ("Undirected Votes"). Such direction with respect to each Participant (or, if applicable, Beneficiary) who timely elects to direct the vote of Undirected Votes as a named fiduciary shall be with respect to a number of Undirected Votes equal to the total number of Undirected Votes multiplied by a fraction, the numerator of which is the total number of votes attributable to such Participant (or Beneficiary) and the denominator of which is the total number of votes attributable to all Participants (or, if applicable, Beneficiaries) who timely elect to vote Undirected Votes as a named fiduciary.

         (b) Responding to Tender and Exchange Offers. Each Participant (or, if applicable, Beneficiary), as a named fiduciary, shall have the right, to the extent of the number of shares of Company Stock allocated to such Participant's (or Beneficiary's) accounts, to direct the Trustee in writing as to the manner in which to respond to such tender or exchange offer with respect to shares of Company Stock. The Trustee shall use its best efforts to timely distribute or cause to be distributed to each Participant (or, if applicable, Beneficiary) such information as will be distributed to stockholders of the Company in connection with any such tender or exchange offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to shares of Common Stock allocated to such Participant's accounts. If the Trustee shall not receive timely instructions from a Participant (or, if applicable, Beneficiary) as to the manner in which to respond to such a tender or exchange offer, the Trustee shall not tender or exchange any shares of Company Stock with respect to which such Participant (or Beneficiary) has the right of direction. In effecting the foregoing, to the extent possible, the Trustee shall tender or exchange shares of Company Stock entitled to one vote per share prior to shares of Company Stock having greater than one vote per share.

         Any instructions received by the Trustee from Participants (or, if applicable, Beneficiaries) pursuant to this Section 3.7 shall be held by the Trustee in strict confidence and shall not be divulged or released to any person, including officers or Employees of the Company or a Related Company; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person providing services to the Plan if such person (i) is not the Company, an Affiliated Employer or any Employee, officer or director thereof, and (ii) agrees not to divulge such directions to any other person, including Employees, officers and directors of the Company and its Affiliated Employers.

3.8      Registration and Disclosure for Company Stock

         The Plan Administrator shall be responsible for determining the applicability (and, if applicable, complying with) the requirements of the Securities Act of 1933, as amended, the California Corporate Securities Law of 1968, as amended, and any other applicable blue sky law. The Plan Administrator shall also specify what restrictive legend or transfer restriction, if any, is required to be set forth on the certificates for the securities and the procedure to be followed by the Trustee to effectuate a resale of such securities.

                                   ARTICLE IV

4.1      Distributions from a Participant's Account

         Distribution from the Trust shall be made by the Trustee in accordance with proper written directions or the Administrator in accordance with the provisions of Articles VII and VIII of the Plan, and the Administrator shall have the sole responsibility for determining that the directions given conform to provisions of the Plan and applicable law, including (without limitation) responsibility for calculating the vested interests of the Participants, for calculating the amounts payable to a Participant pursuant to Article VII of the Plan, and for determining the proper person to whom benefits are payable under the Plan.

                                    ARTICLE V

5.1      Reports of the Trustee and the Administrator

         The Trustee shall keep accurate and detailed records of all receipts, investments, disbursements and other transactions required to be performed hereunder with respect to the Trust. Not later than ninety
         (90) days after the close of each Plan Year (or after the Trustee's resignation or removal pursuant to Article XI hereof), the Trustee shall file with the Administrator a written report or reports reflecting the receipts, disbursements and other transactions effected by it with respect to the Trust during such Plan Year (or period ending with such resignation or removal) and the assets and liabilities of the Trust at the close of each Plan Year. Such report or reports shall be open to inspection by any Participant for a period of one hundred eighty (180) days immediately following the date on which it is filed with the Administrator. Except as otherwise prescribed by ERISA, upon the expiration of such one hundred eighty (180) days period, the Trustee shall be forever released and discharged from all liability and accountability to anyone with respect to its acts, transactions, duties, obligations or responsibilities as shown in or reflected by such report, except with respect to any such acts or transactions as to which the Administrator shall have filed written objections with the Trustee within such one hundred eighty (180) day period, and except for willful misconduct or lack of good faith on the part of the Trustee.

                                   ARTICLE VI

6.1      Trustee's Fees and Expenses of the Trust

         The Trustee's fees for performing its duties hereunder shall be such reasonable amounts as shall be established by it from time to time. The Trustee will furnish the Administrator with its current schedule of fees and shall give written notice to the Administrator whenever its fees are changed or revised. Such fees, any taxes of any kind whatsoever which may be levied or assessed upon or in respect of the Trust, and any and all expenses incurred by the Trustee in the performance of its duties, including fees for legal services rendered to the Trustee, shall, unless paid by the Employer, be paid from the Trust in the manner provided for in the Plan.

         All fees of the Trustee and taxes and other expenses charged to a Participant's account will be collected by the Trustee from the amount of any contribution to be credited or distribution to be charged to such account or, if there are no such contributions or distributions, shall be paid by redeeming or selling assets credited to such accounts.

                                   ARTICLE VII

Duties of the Employer and the Administrator

7.1      Information and Data to be Furnished the Trustee.

         In addition to making the contributions called for in Article II hereof, the Employer, through the Administrator, agrees to furnish the Trustee with such information and data relative to the Plan as is necessary for the proper administration of the Trust established hereunder.

7.2      Limitation of Duties.

         Neither the Employer nor any of its officers, directors or partners, nor the Administrator shall have any duties or obligations with respect to this Trust Agreement, except those expressly set forth herein and in the Plan.

                                  ARTICLE VIII

8.1      Liability of the Trust

         (1) The Trustee shall not be responsible in any way for the collection of contributions provided for under the Plan, the adequacy of the assets of the Plan to meet the Plan's obligation, the propriety of any contribution, the purpose or the propriety of any distribution made pursuant to Article VII thereof or of any allocation of contributions or forfeitures, or any other action or nonaction taken pursuant to the Administrator's request. The Trustee shall not be responsible for the administration of the Plan, its validity or effect, or the qualification of the Plan under the Code. The Trustee shall be under no duty to take any action other than as herein specified with respect to the Trust unless the Administrator shall furnish the Trustee with instructions in proper form and such instructions shall have been specifically agreed to by the Trustee in writing; or to defend or engage in any suit with respect to the Trust unless the Trustee shall have first agreed in writing to do so and shall have been fully indemnified to the satisfaction of the Trustee. The Trustee, unless it knows that the instruction constitutes a breach of the Administrator's duties or responsibilities under the Plan, may conclusively rely upon and shall be protected in acting upon any written order from the Administrator or any other notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed and, so long as it acts in good faith, in taking or omitting to take any other action.

         (2) The Employer shall indemnify and hold the Trustee (including its affiliates, representatives and agents) harmless from and against any liability, cost or other expense, including, but not limited to, the payment of attorney's fees that the Trustee may incur in connection with this Agreement or the Plan unless such liability, cost or other expenses (whether direct or indirect) arises from the Trustee's own willful misconduct or gross negligence. The Employer recognizes that a burden of litigation may be imposed upon the Trustee as a result of some act or transaction for which it has no responsibility or over which it has no control under this Agreement. Therefore, the Employer agrees to indemnify and hold harmless and, if requested, defend the Trustee (including its affiliates, representatives and agents) from any expenses (including counsel fees, liabilities, claims, damages, actions, suits or other charges) incurred by the Trustee in prosecuting or defending against any such litigation.

         (3) The Trustee shall not be liable for, and the Employer will indemnify and hold harmless the Trustee (including its affiliates, representatives and agents) from and against all liability or expense (including counsel fees) because of (i) any investment action taken or omitted by the Trustee in accordance with any direction of the Employer or Participant, or investment inaction in the absence of directions from the Employer or a Participant or (ii) any investment action taken by the Trustee pursuant to an order to purchase or sell securities placed by the Employer or a Participant directly with a broker, dealer or issuer. It is understood that although, when the Trustee is subject to the direction of the Employer or a Participant, the Trustee will perform certain ministerial duties with respect to the portion of the Trust subject to such direction (the "Directed Fund"). Such duties do not involve the exercise of any discretionary authority or other authority to manage and control assets of the Directed Fund and will be performed in the normal course of business by officers and Employees of the Trustee or its affiliates, representatives or agents who may be unfamiliar with investment management. It is agreed that the Trustee is not undertaking any duty or obligation, express or implied, to review, and will not be deemed to have any knowledge of or responsibility with respect to, any transaction involving the investment of the Directed Fund as a result of the performance of its ministerial duties. Therefore, in the event that "knowledge" of the Trustee shall be a prerequisite of imposing a duty upon or determining liability of the Trustee under the Plan or this Trust or any law or regulation regulating the conduct of the Trustee, with respect to the Directed Fund, as a result of any act or omission of the Employer of any Participant, or as a result of any transaction engaged in by any of them, then the receipt and processing of investment orders or other documents relating to Plan assets by an officer or other Employee of the Trustee or its affiliates, representatives or agents engaged in the performance of purely ministerial functions shall not constitute "knowledge" of the Trustee.

                                   ARTICLE IX

Delegation of Powers

9.1      Delegation by the Trustee.

         The Trustee may delegate, by instrument in writing, to a person (individual, corporate or other entity) appointed as agent or custodian by it, any of the powers or functions of the Trustee hereunder other than the investment of the Trust assets, including (without limitation):

         o     custodianship of all or any part of the assets of the Trust;

         o maintaining and accounting for the Trust and for Participant and other accounts as a part thereof;

         o     distribution of benefits as directed by the Administrator; and

         o     preparation of the annual report on the status of the Trust.

         The agent or custodian so appointed may act as agent for the Trustee, without investment responsibility, for fees to be mutually agreed upon by the Employer and the agent or custodian and paid in the same manner as Trustees' fees. The Trustee shall not be responsible for any act or omission of the agent or custodian arising from any such delegation, except to the extent provided in Article VIII hereof.

         If the Plan has more than one (1) Trustee, then fiduciary duties may be allocated among such Trustees.

9.2      Delegation with Employer Approval

         The Trustee and the Employer may, by mutual agreement, arrange for the delegation by the Trustee to the Administrator or any agent of the Employer of any powers or functions of the Trustee hereunder other than the investment and custody of the Trust assets. The Trustee shall not be responsible for any act or omission of such person or persons arising from any such delegation, except to the extent provided in
         Article VIII hereof.

                                    ARTICLE X

10.1     Amendment

         As provided in Article XII of the Plan, and subject to the limitations set forth therein, the Plan and Trust Agreement may be amended at any time, in whole or in part, by the Employer. No amendment to the Plan or Trust Agreement shall place any greater burden on the Trustee without the Trustee's written consent.

                                   ARTICLE XI

11.1     Resignation or Removal of Trustee

         The Trustee may resign at any time upon ninety (90) days notice in writing to the Employer, and may be removed by the Employer at any time upon ninety (90) days notice in writing to the Trustee. Upon such resignation or removal, the Employer shall appoint a successor Trustee or Trustees. Upon receipt by the Trustee of written acceptance of such appointment by the successor Trustee, the Trustee shall transfer and pay over to such successor the assets of the Trust and all records pertaining thereto, provided that any successor Trustee shall agree not to dispose of any such records without the Trustee's consent. The successor Trustee shall be entitled to rely on all accounts, records and other documents received by it from the Trustee, and shall not incur any liability whatsoever for such reliance. The Trustee is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of all its expenses, or for payment of any other liabilities constituting a charge on or against the assets of the Trust or on or against the Trustee, with any balance or of such reserve remaining after the payment of all such items to be paid over to the successor Trustee. Upon the assignment, transfer and payment over of the assets of the Trust, and obtaining a receipt thereof from the successor Trustee, the Trustee shall be released and discharged for any and all claims, demands, duties and obligations arising out of the Trust and its management thereof, excepting only claims based upon the Trustee's willful misconduct or lack of good faith. The successor Trustee shall hold the assets paid over to it under terms similar to those of an agreement that qualifies under section 401 of the code. If within thirty (30) days after the Trustee's resignation or removal, the Employer has not appointed a successor Trustee which has accepted such appointment, the Trustee shall, unless it elects to terminate the Trust pursuant to Article XII hereof, appoint such successor itself.

                                   ARTICLE XII

Termination of the Trust Agreement

12.1     Term of the Trust Agreement.

         This Trust Agreement shall continue so long as the Plan is in full force and effect. If the Plan ceases to be in full force and effect, this Trust Agreement shall thereupon terminate unless expressly extended by the Employer.

12.2     Termination by the Trustee

         The Trustee may elect to terminate the Agreement if within thirty (30) days after its resignation or removal pursuant to Article XI the Employer has not appointed a successor Trustee which has accepted such appointment. Termination of the Agreement shall be effected by distributing all assets thereof to the Participants or other persons entitled thereto pursuant to the direction of the Administrator (or in the absence of such direction, as determined by the Trustee) as provided in Article VII of the Plan, subject to the Trustee's right to reserve Trusts as provided in Article XI hereof. Upon the completion of such distribution, the Trustee shall be relieved from all further liability with respect to all amounts so paid, other than any liability arising out of the Trustee's willful misconduct or lack of good faith.

12.3     Failure of Initial Qualification

         Anything herein to the contrary notwithstanding, if a final determination letter is received from the Internal Revenue Service that the Plan as herein set forth or as amended prior to the receipt of such ruling does not qualify under Section 401 and 501 of the Code as to the Employer for the first taxable year for which it has been adopted by the Employer, the Employer, at its option, may withdraw all contributions theretofore made by it and any income earned thereon, less all expenses incurred, at the then current value thereof, and the Plan shall thereupon terminate and all rights of each Participant or his Beneficiary in the contributions made on his behalf by the Employer shall cease and come to an end. In the event of termination of the Plan pursuant to this Article there shall also be forthwith paid to each Participant the then value, if any, of his salary reduction and Rollover/Transfer Accounts. In the event of the receipt of such an adverse determination letter and the termination of the Plan as to an Employer, no Participant or Beneficiary of a Participant shall have a right or claim against the Trust or to any benefit under the Plan, and no benefits shall be paid to any Participant, former Participant or his Beneficiary.

                                  ARTICLE XIII

Miscellaneous

13.1     No Diversion of Assets

         At no time shall it be possible for any part of the assets of the Trust to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries or revert to the Employer, except as specifically provided in the Plan or this Trust Agreement.

13.2     Notices

         Any notice from the Trustee to the Employer or from the Employer to the Trustee provided for in this Plan and Trust Agreement shall be effective if sent by first class mail at their respective last address of record.

13.3     Multiple Trustees

         In the event that there shall be two (2) or more Trustees serving hereunder, any action taken or decision made by any such Trustees may be taken or made by a majority of them with the same effect as if all had joined therein, if there be more than two (2), or unanimously if there be two (2).

13.4     Conflict with Plan

         In the event of any conflict between the provisions of the Plan and those of this Trust Agreement, the former shall prevail.

13.5     Applicable Law

         This Trust Agreement shall be construed in accordance with the laws of the state where the Trustee has its principal place of business.



         THUS DONE AND SIGNED this 1st day of September, 2000.

                                      CENTURYTEL, INC.

                                            /s/ R. Stewart Ewing, Jr.
                                        By:____________________________________
                                               R. Stewart Ewing, Jr.



         THUS DONE AND SIGNED this 1st day of September, 2000.

                                       T. ROWE PRICE TRUST COMPANY


                                       By:_____________________________________


                                      -xiv-

                                TABLE OF CONTENTS

ARTICLE I...................................................................1
         DEFINITIONS........................................................1
                  1.1      Accrued Benefit..................................1
                  1.2      Active Participant...............................1
                  1.3      Additional Match Account.........................1
                  1.4      Additional Match Contributions...................1
                  1.5      Administrator or Plan Administrator..............1
                  1.6      Affiliated Employer..............................1
                  1.7      Beneficiary......................................2
                  1.8      Code.............................................2
                  1.9      Company..........................................2
                  1.10     Company Stock....................................2
                  1.11     Compensation.....................................2
                  1.12     Cost of Living Increase..........................2
                  1.13     Covered Employee.................................3
                  1.14     Distribution Date................................3
                  1.15     Earned Income....................................3
                  1.16     Effective Date...................................3
                  1.17     Elective Deferral Account........................3
                  1.18     Elective Deferrals...............................3
                  1.19     Employee.........................................3
                  1.20     Employer.........................................3
                  1.21     Employer Contribution Accounts...................3
                  1.22     Employer Match Account...........................4
                  1.23     Employer Match Contributions.....................4
                  1.24     Entry Date.......................................4
                  1.25     ERISA............................................4
                  1.26     ESOP.............................................4
                  1.27     ESOP Transfer Account............................4
                  1.28     Family Member....................................4
                  1.29     Frozen Accounts..................................4
                  1.30     Frozen After-Tax Account.........................4
                  1.31     Frozen Other Employer Accounts...................4
                  1.32     Frozen Plan......................................4
                  1.33     Frozen Predecessor Plans.........................4
                  1.34     Frozen Pre-Tax Account...........................5
                  1.35     Frozen Qualified Nonelective Account.............5
                  1.36     Frozen Rollover Account..........................5
                  1.37     Highly Compensated Employee......................5
                  1.38     Inactive Participant.............................6
                  1.39     Investment Options...............................6
                  1.40     Leased Employee..................................6
                  1.41     Matching Contributions...........................6
                  1.42     Net Profits......................................6
                  1.43     Non-Highly Compensated Employee..................6
                  1.44     Normal Retirement Age............................6
                  1.45     Normal Retirement Date...........................6
                  1.46     Owner-Employee...................................7
                  1.47     Participant......................................7
                  1.48     Participating Employer...........................7
                  1.49     Plan.............................................7
                  1.50     Plan Year........................................7
                  1.51     Predecessor Plans................................7
                  1.52     Prior Match Account..............................7
                  1.53     Qualified Matching Contribution Account..........7
                  1.54     Qualified Matching Contributions.................7
                  1.55     Qualified Non-Elective Contribution Account......8
                  1.56     Qualified Non-Elective Contributions.............8
                  1.57     Rollover/Transfer Account........................8
                  1.58     Self-Employed Individual.........................8
                  1.59     Sponsor..........................................8
                  1.60     Trust Agreement..................................8
                  1.61     Trustee..........................................8
                  1.62     Valuation Date...................................8
                  1.63     Voluntary After-Tax Account......................8

ARTICLE II..................................................................8
         ELIGIBILITY AND PARTICIPATION......................................8
                  2.1      Active Participation.............................8
                  2.2      Exclusion of Certain Employees...................8
                  2.3      Re-employment....................................9
                  2.4      Waiver of Participation..........................9

ARTICLE III.................................................................9
         CONTRIBUTIONS......................................................9
                  3.1      Elective Deferral Contributions..................9
                  3.2      Employer Contributions...........................11
                           (a)  Employer Match Contributions................11
                           (b)  Additional Match Contributions..............11
                           (c)  Payment.....................................12
                           (d)  Qualified Matching Contributions............12
                  3.3      Contribution Limitation..........................12
                  3.4      Payroll Taxes....................................12
                  3.5      Rollovers and Transfers..........................12
                  3.6      Average Actual Deferral Percentage Test
                           Under Section 401(k) of the Code.................13
                           (a)  General Tests...............................13
                           (b)  Definitions.................................13
                                    (i)   Actual Deferral Percentage........13
                                    (ii)  Average Actual Deferral
                                          Percentage........................14
                                    (iii) Eligible Participant..............14
                           (c)  Special Rules...............................14
                           (d) Distribution of Excess Contributions.........15
                           (e) Qualified Non-Elective Contributions.........16
                  3.7      Limitations on Employee Contributions
                           and Employer Matching Contributions..............16
                           (a)  General Tests...............................16
                           (b)  Definitions.................................17
                                    (i)   Average Contribution Percentage...17
                                    (ii)  Contribution Percentage...........17
                                    (iii) Eligible Participant..............17
                                    (iv)  Aggregate Limit...................17
                                    (v)   Contribution Percentage Amounts...17
                                    (vi)  Employee Contribution.............18
                                    (vii) Matching Contribution.............18
                           (c)  Special Rules...............................18
                           (d)  Distribution of Excess Aggregate
                                Contributions...............................19

ARTICLE IV..................................................................21
         ALLOCATION OF FUNDS................................................21
                  4.1      Allocation of Employer Contributions.............21
                  4.2      Allocation of Net Earnings or Losses of the Trust21
                  4.3      Valuations.......................................21
                  4.4      Accounting for Distributions.....................21
                  4.5      Separate Accounts................................21
                  4.6      Investment of Funds..............................21
                           (a)  Investment Control..........................21
                           (b)  Investment Limitations......................21
                           (c)  Participant Directed Investments............21
                           (d)  Participant Election........................22
                           (e)  Employer Securities.........................22
                           (f)  Facilitation................................22

ARTICLE V...................................................................22
         LIMITATION ON ALLOCATIONS..........................................22
                  5.1      Participants Not Covered Under Other Plans.......22
                  5.2      Participants Covered Under Other Defined
                           Contribution Plans...............................23
                  5.3      Participants Covered Under Both Defined Benefit
                           and Defined Contribution Plans...................25
                  5.4      Definitions......................................25
                           (a)  Annual Additions............................25
                           (b)  Compensation................................26
                           (c)  Defined Benefit Fraction....................27
                           (d)  Defined Contribution Dollar Limitation......27
                           (e)  Defined Contribution Fraction...............27
                           (f)  Employer....................................28
                           (g)  Excess Amount...............................28
                           (h)  Highest Average Compensation................28
                           (i)  Limitation Year.............................28
                           (j)  Maximum Permissible Amount..................28
                           (k)  Projected Annual Benefit....................29

ARTICLE VI..................................................................29
         ENTITLEMENT TO BENEFITS............................................29
                  6.1      Retirement.......................................29
                  6.2      Disability.......................................29
                  6.3      Death............................................30
                  6.4      Termination of Employment........................30
                  6.5      Other Permitted Distributions....................30
                           (a)  Hardship....................................30
                           (b)  Attainment of Age 591/2.....................31
                           (c)  Distribution Upon Plan Termination..........32
                           (d)  Distribution Upon Sale of Assets............32
                           (e)  Distribution Upon Sale of Subsidiary........32

ARTICLE VII.................................................................32
         DISTRIBUTION OF BENEFITS...........................................32
                  7.1      General..........................................32
                  7.2      Method of Distribution...........................32
                  7.3      Installment Payments.............................33
                  7.4      Spousal Consent..................................33
                  7.5      Commencement of Benefits.........................33
                  7.6      Minimum Required Distributions...................33
                           (a)  Required Beginning Date.....................33
                           (b)  Limits on Distribution Periods..............34
                           (c)  Minimum Amounts to be Distributed...........34
                  7.7      Distribution of Death Benefits...................35
                           (a)      Method of Distributions.................35
                           (b)      Definitions.............................36
                                    (i)   Applicable Life Expectancy........36
                                    (ii)  Designated Beneficiary............36
                                    (iii) Distribution Calendar Year........36
                                    (iv)  Life Expectancy...................36
                                    (v)   Participant's Benefit.............37
                                    (vi)  Required Beginning Date...........37
                  7.8      Distribution Upon Termination of Employment
                           and Restrictions on Immediate Distribution.......38
                  7.9      Distribution From After-Tax and Rollover/
                           Transfer Accounts................................39
                           (a)  Voluntary After-Tax and Frozen After-Tax
                                Accounts....................................39
                           (b)  Rollover/Transfer Account...................39
                  7.10     Direct Rollover..................................39
                           (a)  Applicability...............................39
                           (b)  Definitions.................................40
                                    (i)   Eligible Rollover Distribution....40
                                    (ii)  Eligible Retirement Plan..........40
                                    (iii) Distributee.......................40
                                    (iv)  Direct Rollover...................40
ARTICLE VIII................................................................40
         ANNUITY REQUIREMENTS...............................................40
                  8.1      Applicability....................................40
                  8.2      Qualified Joint and Survivor Annuity.............41
                  8.3      Qualified Preretirement Survivor Annuity.........41
                  8.4      Definitions......................................41
                           (a)  Election Period.............................41
                           (b)  Earliest Retirement Age.....................41
                           (c)  Qualified Election..........................41
                           (d)  Qualified Joint and Survivor Annuity........42
                           (e)  Spouse (Surviving Spouse)...................42
                           (f)  Annuity Starting Date.......................42
                           (g)  Vested Account Balance......................42
                  8.5      Notice Requirements..............................42
                  8.6      Spousal Consent..................................44

ARTICLE IX..................................................................44
         BENEFICIARY AND PARTICIPANT INFORMATION............................44
                  9.1      Designation of Beneficiary.......................44
                  9.2      Information to be Furnished by Participant
                           and Beneficiaries................................44

ARTICLE X...................................................................44
         LOANS TO PARTICIPANTS..............................................44

ARTICLE XI..................................................................46
         TOP HEAVY PROVISIONS...............................................46
                  11.1     Applicability....................................46
                  11.2     Definitions......................................46
                           (a)  Determination Date..........................46
                           (b)  Employer....................................46
                           (c)  Employer Group..............................46
                           (d)  Key Employee................................46
                           (e)  Non-Key Employee............................46
                           (f)  Permissive Aggregation Group................47
                           (g)  Present Value...............................47
                           (h)  Required Aggregation Group..................47
                           (i)  Top Heavy Plan..............................47
                           (j)  Top Heavy Ratio.............................47
                           (k)  Valuation Date..............................48
                           (l)  Present Value...............................49
                  11.3     Minimum Compensation.............................49
                  11.4     Minimum Allocation...............................49
                  11.5     Vesting..........................................50

ARTICLE XII.................................................................50
         ADMINISTRATION OF THE PLAN.........................................50
                  12.1     Duties and Responsibilities of Fiduciaries;
                           Allocation of Fiduciary Responsibility...........50

                  12.2     Powers and Responsibilities of the Plan
                           Administrator....................................50
                           (a)  Administration of the Plan..................50
                           (b)  Records and Reports.........................51
                           (c)  Furnishing Trustee with Instructions........51
                           (d)  Rules and Decisions.........................51
                           (e)  Application and Forms for Benefits..........51
                  12.3     Allocation of Duties and Responsibilities........51
                  12.4     Appointment of the Plan Administrator............51
                  12.5     Expenses.........................................52
                  12.6     Liabilities......................................52
                  12.7     Claims Procedure.................................52
                           (a)  Filing a Claim..............................52
                           (b)  Notice of Denial of Claim...................52
                           (c)  Right of Review.............................52
                           (d)  Decision on Review..........................53
                           (e)  Court Action................................53

ARTICLE XIII................................................................53
         AMENDMENT, TERMINATION AND MERGER..................................53
                  13.1     Amendments.......................................53
                  13.2     Plan Termination; Discontinuance of
                           Employer Contributions...........................53
                  13.3     Successor Employer...............................54
                  13.4     Merger, Consolidation or Transfer................54

ARTICLE XIV.................................................................54
         MISCELLANEOUS PROVISIONS...........................................54
                  14.1     Exclusive Benefit of Participants
                           and Beneficiaries................................54
                  14.2     Nonguarantee of Employment.......................55
                  14.3     Rights to Trust Assets...........................55
                  14.4     Nonalienation of Benefits........................55
                  14.5     Gender...........................................55
                  14.6     Titles and Headings..............................55
                  14.7     Compliance with Laws, Rules and Regulations......55
                  14.8     Qualified Military Service.......................56

TRUST AGREEMENT.............................................................57

ARTICLE I...................................................................57
         Accounts...........................................................57
                  1.1      Establishing Accounts............................57

ARTICLE II..................................................................58
                  2.1      Receipt of Contributions.........................58

ARTICLE III.................................................................58
         Investment Powers of the Trustee...................................58
                  3.1      Investment of Trust Assets.......................58
                  3.2      Directed Investments.............................59
                  3.3      General Investment Powers........................59
                  3.4      Other Powers of the Trustee......................59
                  3.5      General Powers...................................60
                  3.6      Employer Securities..............................60
                  3.7      Voting, Tendering and Exchanging Company Stock...61
                  3.8      Registration and Disclosure for Company Stock....62

ARTICLE IV..................................................................62
                  4.1      Distributions from a Participant's Account.......62

ARTICLE V...................................................................63
                  5.1      Reports of the Trustee and the Administrator.....63

ARTICLE VI..................................................................63
                  6.1      Trustee's Fees and Expenses of the Trust.........63

ARTICLE VII.................................................................64
         Duties of the Employer and the Administrator.......................64
                  7.1      Information and Data to be Furnished the Trustee.64
                  7.2      Limitation of Duties.............................64

ARTICLE VIII................................................................64
                  8.1      Liability of the Trust...........................64

ARTICLE IX..................................................................65
         Delegation of Powers...............................................65
                  9.1      Delegation by the Trustee........................65
                  9.2      Delegation with Employer Approval................66

ARTICLE X...................................................................66
                  10.1     Amendment........................................66

ARTICLE XI..................................................................66
                  11.1     Resignation or Removal of Trustee................66

ARTICLE XII.................................................................67
         Termination of the Trust Agreement.................................67
                  12.1     Term of the Trust Agreement......................67
                  12.2     Termination by the Trustee.......................67
                  12.3     Failure of Initial Qualification.................67

ARTICLE XIII................................................................68
         Miscellaneous......................................................68
                  13.1     No Diversion of Assets...........................68
                  13.2     Notices..........................................68
                  13.3     Multiple Trustees................................68
                  13.4     Conflict with Plan...............................68
                  13.5     Applicable Law...................................68





                                    EXHIBIT A

                            PREDECESSOR PLAN ACCOUNTS



Predecessor Plan        Date of    Employee   After-Tax  Rollover    Prior
Name/Account Name       Transfer   Pre-Tax                           Match
____________________________________________________________________________

San Marcos Telephone    07/01/93
Company, Inc.and SM
Telecorp Companies
Retirement Plan:
o   Pre-Tax                          -
o   After-Tax                                   -
o   Rollover                                                -
o   Prior Match                                                       -
____________________________________________________________________________

PacifiCorp K Plus       01/10/98
Employee Savings
Plan: 1
o   Pre-Tax                          -
o   After-Tax                                   -
o   Rollover                                                -
o   Company Match 2                                                   -

____________________________________________________________________________


--------
   1     Account Names were provided by the recordkeeper and not specifically identified in plan document for the PacifiCorp K Plus Employee Savings Plan.

   2     A former PacifiCorp K Plus Employee Savings Plan participant's interest in the PacifiCorp K Plus Employee Stock Ownership Plan was liquidated and deposited to his or her Company Match Account under the plan prior to the date of transfer to the Plan.


                                    EXHIBIT B

                        FROZEN PREDECESSOR PLAN ACCOUNTS


____________________________________________________________________________

Frozen Plan Name/       Date of    Employee   After-Tax  Rollover    Other
Account Name            Merger     Pre-Tax                          Employer
____________________________________________________________________________

Kingsley Telephone      10/01/97
Company Retirement
Savings Plan:
o   Elective Deferral*               -
o   Employer*                                                          -
____________________________________________________________________________

Lake Dallas Telephone   10/01/97
Company, Inc. 401(k)
Profit Sharing Plan:
o   Employee Deferral*               -
o   Rollover*                                               -
o   Employer Matching*                                                 -
o   Employer Discretionary*                                            -

____________________________________________________________________________

Savings Plan for         On or
Employees of the         About
National Telephone      10/01/97
Cooperative Association
and Its Member Systems:
o   Employee
    Contribution 401(k)*             -
o   Employee
    Contribution Non 401(k)*                     -
o   Rollover Contribution*                                  -
o   Employer Contribution*                                             -
____________________________________________________________________________

*Account names as recorded on prior recordkeeper's accounting.



                                    EXHIBIT C

                               INVESTMENT OPTIONS

                                 (Plan ss. 1.39)

T. Rowe Price Summit Cash Reserves Fund

PIMCO Total Return Fund

BGI Asset Allocation Fund

T. Rowe Price Equity Index 500 Fund

Janus Fund

T. Rowe Price Equity Income Fund

Janus Overseas Fund

MSDW Institutional Small Company Growth Portfolio Fund

T. Rowe Price Mid-Cap Growth Fund

BGI LifePath Income Fund

BGI LifePath 2010 Fund

BGI LifePath 2020 Fund

BGI LifePath 2030 Fund

BGI LifePath 2040 Fund

CenturyTel, Inc. Common Stock